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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-06652
                                    --------------------------------------------

                          Julius Baer Investment Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

330 Madison Avenue, New York, NY                                    10017
--------------------------------------------------------------------------------
         (Address of principal executive offices)                   (Zip code)

                                  Tony Williams
                     330 Madison Avenue, New York, NY 10017
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:   212-297-3600
                                                    -----------------------

Date of fiscal year end:     10/31/04
                            -----------------------

Date of reporting period:      11/01/03 - 10/31/04
                              ---------------------

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ITEM 1. REPORTS TO STOCKHOLDERS.

      The annual report is attached.
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JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
(FORMERLY THE JULIUS BAER GLOBAL INCOME FUND)
JULIUS BAER INTERNATIONAL EQUITY FUND                              ANNUAL REPORT
JULIUS BAER GLOBAL HIGH YIELD BOND FUND                         OCTOBER 31, 2004

December 15, 2004
Dear Shareholder

     I am pleased to be presenting the Annual Report for the Julius Baer Investment Funds (the "Fund") for the fiscal year ending October 31, 2004 (the "Reporting Period"). I'd like to take this opportunity to introduce myself. I joined Julius Baer Investment Management LLC ("JBIM") in the summer of 2003, where I took on the role of Chief Operating Officer ("COO"). After an internal reorganization occurred earlier this year, I took on my current position as Chief Executive Officer of JBIM. Prior to joining the firm, I spent 13 years with Fleming Asset Management where I was integrally involved in positions ranging from Marketing and Product Development to Client Services Director to COO.

     Many of you are accustomed to receiving such correspondence from Michael Quain who served in this capacity for many years. Please let me assure you that Mr. Quain is still integrally involved in the Fund's operations. He is now serving as an Trustee for the Fund and as the Fund's Chief Compliance Officer. We believe that his demonstrative commitment to shareholder interests will only enhance shareholder value. He will be working more closely with the Board of Trustees to keep them abreast of the latest regulatory developments and to ensure that the Fund, as well as JBIM, maintains a "culture of compliance."

     During the Reporting Period, a number of major events dominated the political and economic scene. With the capture of Saddam Hussein in early December '03, global equity markets began on a bullish note. The Dow Jones Industrial Average, FTSE Index, CAC 40, DAX, and the Nikkei all posted moderate gains for the month, but investor confidence began to wane in the first calendar quarter. It soon became rather apparent that the "war on terror" was not to end in the near future. Intense fighting continued in cities like Fallujah and Mosul, with casualties mounting in what was not a universally supported war effort. Doubts of a successful transition of power to an interim Iraqi government were also raised and consequently the hope for nationwide elections to commence in January '05 sparked serious concern. In addition, speculation that intelligence reports had been manufactured to create an "immediate threat" stirred further debate both domestically and abroad. By the end of the first quarter, it became clear that America was divided and that John Kerry had emerged as a viable contender for the White House.

     Despite uncertainty on the political front, evidence of robust productivity and a modest improvement in labor conditions caused the U.S. Federal Reserve to initiate a series of rate increases, moving the Federal Funds Rate from 1.00% to 1.75% by the close of the Reporting Period. While the improving economy would normally signal a turn around the corner for equity markets, sales forecasts especially in the technology sector were cautious at best. In addition, oil prices soared to record highs in response to the aforementioned unrest in the Middle East. As a result, volatile markets persisted with investors attempting to digest whether significant changes to political ideology were imminent.

     Despite mixed signals and results in the economic climate, the Fund enjoyed solid growth in net assets over the Reporting Period. The Julius Baer International Equity Fund's net assets soared over 170%, rising from $2.8 billion at the end of its last fiscal year to nearly $7.6 billion at the close of the current fiscal year. The Julius Baer Global High Yield Bond Fund also garnered significant assets during the Reporting Period, climbing approximately 85% from $49.0 million to $90.8 million over a comparable time frame. Finally, the Julius Baer Total Return Bond Fund ("Total Return Bond Fund") had a 16% increase in net assets as it eclipsed $90 million in net assets.

     The Total Return Bond Fund (Class A) has long suffered from classification woes by the likes of Lipper and Morningstar. Since the product implements a strategy that utilizes a mix of U.S. and foreign debt, it had been classified as a Multi-Sector Bond Fund by Morningstar. Recently, Morningstar reexamined the fund's positions versus its investment strategy and determined that it was more properly reflected in the Intermediate-Term Bond Fund category. As of September 30, the Total

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Return Bond Fund had an Overall Morningstar Rating (TM) of 3 stars, among 688 funds in the (name of category/sector as of 9/30/04) (derived from a weighted average of the fund's three-, five- and ten-year risk adjusted return measures). As of November 30th, it has been upgraded to a 5 star overall rating among 728 funds in the Intermediate Term bond category. Although, we anticipate that this will strengthen asset flows, the Adviser has recently recommended to the Board of Trustees that the management fees be lowered from 75 basis points to 45 basis points to make the product more palatable to the institutional and registered investment advisor community. In addition, the Adviser has committed to implementing an expense cap which will limit the net expense ratio to 0.69% and 0.44% on Class A and Class I shares, respectively. These changes are expected to commence in January 2005 and notification will take the form of a sticker to the prospectus. We believe that this coupled with solid performance will foster growth for the Total Return Bond Fund in the future.

     In conclusion, I'd like to reiterate how happy I am to be a part of this very exciting time period. I'd like to express Management's appreciation to shareholders for their continued support and I look forward to a more prosperous future.

                              Sincerely,

                              /s/Tony Williams


                              Tony Williams
                              CHIEF EXECUTIVE OFFICER

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The CAC 40 Index is a narrow based, modified capitalization-weighted index of 40 companies listed on the Paris Bourse. The German Stock Index is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The Nikkei-225 Stock Average is a price-weighted average of 225 top-rated Japanese companies listed in the First Section of the Tokyo Stock Exchange. It is not possible to invest directly in an index or average.

This material is provided for informational purposes only and does not in any sense constitute a solicitation or offer of the purchase or sale of securities unless preceded or accompanied by a prospectus.

(C)2004 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. Total Return Bond A Class was rated against the following numbers of U.S. domiciled Intermediate Term Bond funds over the following time periods: 728, 552 and 264 funds in the last three, five and ten years, respectively. With respect to these Intermediate Term Bond funds, Total Return Bond received a Morningstar Rating of 5, 5 and 4 stars for the three-, five- and ten-year periods.

Mutual funding investing involves risk; principle loss is possible.

Distributor: Quasar Distributors, LLC (12/04)

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MANAGEMENT'S COMMENTARY

JULIUS BAER TOTAL RETURN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) ANNUAL REPORT

     The Julius Baer Total Return Bond Fund Class A shares (formerly the Julius Baer Global Income Fund) returned 5.50%, for the period beginning November 1, 2003 and ending October 31, 2004 ("Reporting Period"). Over the Reporting Period the benchmark had a return of 5.81%. The customized index is comprised of 80% Merrill Lynch 1-10 year US Corporate and Government Bond Index and 20% JP Morgan Global Government Non-US$ Bond Index.

     The Federal Reserve ("Fed") is always a good place to start when the subject is fixed income investing. The Fed had eased to an extremely low 1% Federal Funds Rate in June of 2003. The economy continued to struggle, especially on the employment side. There was a great deal of talk within the markets and the press of deflation hitting the economy. This went on for several quarters, with most economic indicators showing some strength and the all important Non-farm Payroll's (NFP) disappointing the market. Much stronger NFP numbers were released in March, April and May of 2004, and, suddenly the market was now sure that the Fed was now far behind the curve. This would mean that the Fed will be forced to make up for such low rates by tightening very quickly to prevent inflation from taking root. To their credit the Fed remained calm. Fed members signaled to the market that they would start to raise rates at a 'measured' pace. The market interpreted that to mean that the Fed will look to tighten in 25 basis point ("bp" or "bps") increments until a neutral Fed Funds rate has been achieved. The Fed started their tightening program in June 2004. This was also the month where the economy hit a surprising 'soft patch' that lasted several months. Around September and October the market began to trade as if the Fed would soon put their 'measured' pace on hold. As of this writing the market sentiment is that the Fed will most likely tighten at least 2 more times before they pause.

     With the Fed having started their tightening program last year, it would be natural to expect interest rates to be higher. If you had expected that to take place you would have been partially right. Usually when the Fed starts to tighten it is due to an increase (or an expected increase) in inflation. This time was unusual as the Fed had changed its focus from fighting inflation to also being concerned about deflation. So these tightenings were not so much looking to stop inflation but as a removal of insurance to prevent deflation. So this year the big story was not so much changes in yields but the changes in the shape of the yield curve. The 2-year note ended the year 76 bps higher while the 10 and 30-year treasuries were actually lower by 23 and 30 bps., respectively. The 5-year part of the curve was almost unchanged at 9 bps. higher. 2004 serves as a good example of how the Fed can influence the shorter part of the yield curve but how the longer end is driven by inflation expectations.

     In 2004 the fundamentals of the U.S. Dollar (USD) continued to deteriorate in terms of both the trade and current account (CA) deficits. Yet our expectations of a decline comparable to what we saw last year did not take place. In last year's annual, we wrote that one of the major stories of 2003 was the USD or 'more precisely, the large drop in value of the USD versus most other major currencies. From October 31, 2002 to October 31, 2003 the Euro was up 17.1%. The commodity currencies of Australia, New Zealand and Canada all appreciated strongly during this time period, rising 27.76%, 26.3% and 18.1%, respectively.' Currency performance this year was much less dramatic. The Euro was up 10.4%; the Aussie, Kiwi and Canadian Dollars were up 5.6%, 11.47% and 8.39%, respectively.

OUTLOOK

     Our strongest belief is that the US Dollar is in a long term bear market. The CA deficit is over $560 billion per year over the last 4 quarters. That means the U.S. economy must attract about $1.8 billion a day just for the USD to not lose value. At approximately 5.7% of GDP, we do not believe that this number is sustainable in the long run.

     Within U.S. fixed income, we expect the Fed to continue tightening well into 2005. With signs lately of a pickup in inflation, we think the Fed will most likely remain on their measured pace of tightening, though they will most likely be reluctant to go beyond their 25 bps moves unless there are clear, sustained signs of strong employment growth. Rates are more likely to go up all along the yield curve than they did last year. Inflationary pressures will see to that. The core Consumer Price Index ("CPI") measure stood at 1.3% in October, 2003 and is currently pegged at 2% in October of 2004. We believe a similar

                                        3
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increase is very possible in 1 years time. If inflation increases to 2.7%, we are doubtful that the 10-year treasury will continue to trade around 4%.

     For these reasons we continue to find international bonds to offer more compelling value than what is available in U.S. fixed income. We view European bonds as a good opportunity to participate in capital appreciation. We think that the appreciation of the Euro over the last few years will have the same effect as several central bank tightenings. This will likely cause European growth to remain weak, especially when compared to the U.S. With 10-year German Bunds trading around only 15 bps. lower than 10-year Treasuries as of October 31, we think there is a better chance of a decrease in rates in Europe than in the U.S.

     New Zealand also offers value as an opportunity where capital appreciation can be achieved. The central bank has tightened several times while its currency has appreciated over 64% versus the US Dollar since the beginning of 2002. We believe that this will act as a brake on economic growth and drive rates lower in the process. For this reason, we are not particularly fond of the New Zealand Dollar. As yield hungry investors see rates declining, we think there could be some 'fast money' hedge funds that will exit the currency.

     We also are attracted to the higher yields offered in other parts of the world. Australian bonds offer significantly higher yields than are available in the U.S. We are especially attracted to bonds with shorter maturities issued by this country. Though this economy's strong growth may well lead to inflation and higher rates, the current yield advantage is great enough to result in strong performance even with an increase in rates.

     We currently hold a substantial position in Icelandic housing bonds. We have had great success in Iceland in the past and had reduced our position from a high of over 7% to 1.5% by August of 2004. This was done to lock in gains on an investment that had outstanding performance. We have since increased our position hoping to capitalize on an unusual opportunity that is very rarely seen in the financial markets; a squeeze may take place on a government agency.

     Within the spread sectors of the U.S. fixed income market we anticipate that we will continue to hold a position of modest size in corporate bonds. Our belief is that yield wins in the end. The added yield offered by corporate bonds adds to the cushion against a rise in yields. We also believe that corporations credit ratios will improve with the economy. We will be very diligent in watching for any signs that this may not take place. Some of these concerns will be an increase in the use of leverage for acquisitions, loss of fiscal discipline in the managerial suite (increased equity buy backs, less concern about ratings/access to capital markets), or a set back to the economy.

     Mortgage Backed Securities (MBS) will offer attractive opportunities at times. These securities have very attractive yields but their unpredictable cash flows make them highly volatile. Our position currently is around 7% in MBS.

     Treasury Inflation Protected Securities (TIPS) may offer compelling value versus Treasuries at times over the next year. We feel that now is just not one of those times. The breakeven inflation rate, the yield differential between like maturity nominal and real yield bonds, is close to historical highs. That means that the inflation rate must be over the breakeven rate for TIPS to outperform treasuries. We do believe that inflation will be higher but the market appears to be pricing this in. On the other hand, we continue to admire the diversification benefits of these securities versus nominal treasuries. Therefore, we will look for a better opportunity to increase our position in these securities.

                              /s/ Donald E. Quigley


                              Donald Quigley
                              TOTAL RETURN BOND FUND PORTFOLIO MANAGER

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     Performance quoted represents past performance which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

     INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS USUALLY GREATER FOR LONGER TERM DEBT SECURITIES. INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, SOCIAL AND ECONOMIC INSTABILITY, DIFFERING SECURITIES REGULATIONS AND ACCOUNTING STANDARDS, LIMITED PUBLIC INFORMATION, POSSIBLE CHANGES IN TAXATION, AND PERIODS OF ILLIQUIDITY.

     The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

     The JP Morgan Global Government Bond (non-US) Index is an unmanaged index representative of the total return performance in US dollars on a hedged basis of major world bond markets excluding the United States. The Merrill Lynch 1-10 Year U.S. Government/Corporate Index tracks the performance of U.S. dollar-denominated investment grade government and corporate public debt issues in the U.S. domestic bond market, excluding collateralized products such as mortgage pass through and asset backed securities.

     Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell and security mentioned.

                                        5
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MANAGEMENT'S COMMENTARY

JULIUS BAER INTERNATIONAL EQUITY FUND ANNUAL REPORT

     The Julius Baer International Equity Fund ("International Equity Fund") returned 20.05% on its Class A shares and 20.39% on its Class I shares for the fiscal year ended October 31, 2004 ("Reporting Period"), which compares favorably to its benchmark, the MSCI EAFE Index (net dividends), which returned 18.84% over the Reporting Period.

     Our ability to outperform the benchmark during the Reporting Period was very much influenced by investments within the emerging markets. Specifically, investments within Hungary, Poland, the Czech Republic and Turkey were key contributors. From a stock selection perspective, financials were a very strong contributor as a result of our Emerging European investments. Detracting from results was stock selection within the energy sector. Individual positions which were top contributors to performance included OTP Bank Rt. (Hungary), Komercni Banka (Czech Republic), Vodafone (UK), and Turkiye Garanti Bankasi (Turkey). Companies, such as such as Mitsubishi Tokyo Financial Group (Japan) and Nestle (Switzerland) detracted from our performance.

     During the Reporting Period, we have tried to pull off a difficult balancing act, to remain defensive and yet participate in the strong late-year rally. We remain concerned about many severe structural imbalances in the U.S. economy and believe that the recent economic rebound was overly reliant on above-normal amounts of monetary and fiscal stimuli. Despite our bearishness, we managed to outperform our benchmark and competitors in a strongly rising market.

     In the developed world, Continental Europe remains our favorite region. The strong currency and a weak economic recovery are creating short-term head winds, but its medium-term prospects are the brightest; it does not suffer the structural imbalances that are apparent in the U.S. and the other Anglo-Saxon economies, and the valuations in many of its markets are very attractive.

     We have been adding our exposure to Austrian companies as they seem to have been so far the most aggressive in taking advantage of the opportunities brought about by the European expansion. The prospects of the banking sector in both Germany and Italy could dramatically improve if consolidations were allowed to happen in these very fragmented markets. We believe that the Scandinavian banking sector remains at an undeserved discount to its continental peers. We expect Scandinavian banks over the coming years to move into a premium as the market starts to appreciate their much lower risk and higher growth potential. The debt level in the region is very low; household debt payment as percentage of disposable income is 5% in Scandinavia versus 22-23% in U.S. and U.K. In addition, the region is heavily exposed to the dynamic economies of the Baltic countries and Russia.

     We continue to increase our exposure to airports and seaports as we regard them as natural monopolies benefiting from globalization and increased trade. We continue to expect mobile carriers and mobile technology to positively surprise as the technology is perfected and the new services are adopted by consumers over the next two years. We continued to favor major oil companies as their valuations do not reflect today's high oil price environment.

     Japan is a country with the worst demographics but also the most improving "geographics." The emergence of its neighbor, China, as a global growth engine has been a boon for Japan's exporters and its economy and has been the primary reason why at the end of the fiscal year, we have a more index-level weighting of near 7%. However, we remain skeptical about the sustainability of this growth especially if China were to slow down. At the sector level, we find the Japanese banks attractive as they have cleaned most of their bad loans and seem geared to benefit immensely when interest rates rise and economic activities pick up. We are also attracted to the Japanese consumer electronic manufacturers as they enter a period of rapid innovation, buttressed by strong demand. The move from analog to digital technology and the convergence of the different media (PCs, mobile handsets, broadband, and consumer appliances) have generated unique and exciting opportunities that play to the skill of Japanese companies to meld different technologies.

     In emerging markets, Central Europe remains our favorite region, and we continue to see substantial rewards in Russia and Turkey, albeit along with greater risk. Central Europe possesses risks similar to those of a developed market but with the potential for rewards and growth of an emerging one. Russia is on an evolutionary path to become the 'Canada of Europe'. It continues to benefit from the elevated oil price; its challenges are the need to continue reforms, and a resolution for the oligarchs' suffocating control of the country's resources, which according to the World Bank is approximately 30% of Russia's

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GDP. Turkey offers an option on the country's aspiration to become 'Europe's
51st state'. We believe its chances of receiving a formal invitation this December to start discussions to join the European Union at a later date exceed 50%. The decision will be sensitive because Europe seems to be split on the issue, with the United Kingdom and the European Commission strongly in favor but with opposition from right wing parties in both France and Germany. At the end, we believe the political momentum does favor Turkey, and if it were to happen, capital appreciation could be substantial in coming years.

     We also remain cautiously positive on commodities. Long-term, we believe we are in a structural bull market, but short-term the risks for a correction are many: a slowdown in China, the potential unwinding of speculative positions by hedge funds, and with interest rates rising commodities could lose their inflation-hedge appeal. There are also doubts whether the rise in commodities was justified at all even with the strong demand from China. There is no supply shortage. In due time, more than enough capacity to extract most commodities should be built, but logistics (seaports, shipping, and other transports) may be the key bottle neck, not lack of supply. The only commodity whose rise in price might be stickier is oil, since production growth has failed to keep up with demand. Existing oil fields are depleted over time yet reserve replacement has been weak.

     Globally, technology remains the least attractive sector. We believe 2005 could be the year where we see a major underperformance in the sector. The catalyst will be the combination of extreme high valuation, a slowdown in earnings momentum, and a change in accounting standards in the U.S. If politicians do not pull the plug, FASB could finally manage to force U.S. companies to expense stock options starting in the summer of 2005. We believe the effects of this new policy on technology companies are hugely under-estimated despite all the attention the subject is receiving. The real story of stock options is not their use as an employee incentive, but rather their use as a covert vehicle to continually raise cash. Expensing stock options is analogous to turning off the oxygen tank.

     The severity and the destabilizing nature of the April sell-off alerted us to the increased importance of the hedge fund industry. Hedge funds have grown tremendously over the past few years with assets under management now around $1.2 trillion, according to one estimate. The noise and damage this industry could cause as the carry-trade is unwound should not be under-estimated; the carry-trade is a jargon for the many long speculative positions that hedge funds have financed by today's low interest rates. Hence, avoiding this $1.2-trillion hyena will be one of our challenging tasks over the next two years, as short-term interest rates are expected to rise from 2% to 4% during that period (as priced according to the 90-day Eurodollar future market). In the period ahead, hedge fund and watching the Federal Reserve's actions will be two of the most important preoccupations of the financial markets.

     We are nearing a junction where our balancing act may no longer be needed. The effects of the stimuli should start to fade soon. Monetary and fiscal policies need to become less stimulative--not that the economy no longer needs them but rather because we can no longer afford accumulating deficits. The fixed-income and foreign exchange markets are becoming impatient with the ultra-easy monetary policies. At the same time, China is trying to cool off an overheating economy. Its biggest challenge is not to avoid hard landing but to prevent another investment bubble. China's extremely high level of bad loans is mainly the legacy of a previous overinvestment wave. If it had just experienced another overinvestment cycle the negative consequences for global and Asian growth may be significant.

     The recovery period may soon be over and a stress test for the new paradigm theory is underway. Over the next 12-24 months, we hope to discover whether we were under a new paradigm or if we face structural imbalances that still need to be addressed. We favor the latter possibility.

     Performance quoted represents past performance, which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

                              /s/ Rudolph-Riad Younes


                              Rudolph-Riad Younes, CFA
                              INTERNATIONAL EQUITY FUND PORTFOLIO MANAGER

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     INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY
FLUCTUATIONS, SOCIAL AND ECONOMIC INSTABILITY, DIFFERING SECURITIES REGULATIONS AND ACCOUNTING STANDARDS, LIMITED PUBLIC INFORMATION, POSSIBLE CHANGES IN TAXATION, AND PERIODS OF ILLIQUIDITY.

     The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

     The MSCI EAFE Index is an unmanaged list of equity securities from Europe, Australasia, and the Far East with all values expressed in U.S. dollars. It is not possible to invest directly in an index or average.

     Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell and security mentioned.

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MANAGEMENT'S COMMENTARY

JULIUS BAER GLOBAL HIGH YIELD BOND FUND ANNUAL REPORT

     The Julius Baer Global High Yield Bond Fund Class A ("High Yield Bond") enjoyed a strong twelve months through October 31, 2004, returning 12.87% net of fees for the Class A shares for the period ("Reporting Period"). This return place the High Yield Bond Fund in the top quartile of all high yield bond funds tracked by Morningstar, although it lagged the benchmark index by 62 basis points. As of October 31, 2004, the High Yield Bond Fund ranked in the top 12% among High Yield Bond Funds for one year performance (based on risk adjusted total returns.) The High Yield Bond Fund benefited from the continuation of a powerful recovery in below-investment-grade bond values that first began in late 2002. The High Yield Bond Fund also benefited from strong issue selection, particularly within U.S. domiciled issuers, from its holdings of local currency denominated emerging market bonds, and from being generally overweighted European high yield bonds through the period. These benefits were partially offset by losses taken in hard currency emerging market bonds in April of 2004 and some specific issues which were sold out of the portfolio as part of our "stop-loss" discipline.

     The macro-economic backdrop helped support the high yield market and the High Yield Bond Fund during the Reporting Period. The world's largest economy, the United States, turned in a string of 4% to 5% real GDP growth numbers that were positive but not strong enough to ignite inflation fears or a stampede of money flows into equity markets and away from bond and high yield markets. The European and Japanese economies also grew during the period, although European growth was more muted and Japanese growth more sporadic. Meanwhile, the growth in emerging economies, and particularly in China, created strong demand for raw materials throughout the world. However, this economic progress was dogged by nagging concerns over the continued growth of the U.S. current account, fears of Chinese overheating, institutional rigidities in Europe, and attendant currency volatility.

     Positive but non-inflationary worldwide growth helped create a strong fundamental backdrop for corporations in the high yield bond sector. Both sales and cash flows improved for most issuers. Moody's trailing twelve month default rate declined from 6% to 2.4%. As fundamentals improved, market appetite for credit risk increased. Option-adjusted spreads, a measure of the additional yield over riskless treasuries that high yield issuers must pay to raise funds declined 1.10%, from 4.63% at the end of October 2003 to 3.53% at the end of October 2004. Many high yield bond issuers took advantage of these lower borrowing costs to restructure their balance sheets--reducing interest costs, pushing out maturities, and, in some cases, noticeably reducing debt.

     The global economic background, in combination with policy reform in many (though not all) countries, also helped propel some exceptional returns among both emerging market sovereign and corporate bonds during the Reporting Period. Lower rated emerging market sovereign bonds returned 15.71% and emerging market corporate bonds returned 15.51% for the twelve months ending October 31, 2004, according to Merrill Lynch indexes.

     The rising appetite for high yield debt and, given the relatively muted character of worldwide growth, the lack of attractive alternatives in the equity or high grade markets, has led to an increase in flows into the high yield market over the past twelve months. In the meantime, new issuance, net of call and tender activity, has been at historical lows. This phenomenon is especially evident when viewed as a percentage of the size of the market.

     Thus, positive fundamentals and strong market technicals have, for the second year in a row, conspired to generate some exceptionally strong high yield and emerging market total returns. Generally, high yield markets generated positive returns each month during the Reporting Period, with the exception of April and May of 2004. During these months, the market became particularly concerned about the effects of rising interest rates and the possibility that the Chinese economy would reverse course. While we believe that fears of the effect of rising interest rates on the high yield market are often misplaced, concerns over continued progress among emerging market economies were understandable. Nonetheless, both fears proved unfounded, at least for the time being, and the market resumed its rally in mid-June of 2004.

     Throughout the year, the European portion of the global high yield market fared better than the larger U.S. portion. European high yield bonds benefited from declining European interest rates and from an even stronger imbalance between money inflows and net new issuance than has been the case in the U.S.
market. Across rating categories both in the U.S. and globally, the riskiest CCC rated bonds performed by far the best during the Reporting Period, as would be expected in a "bull" credit market. CCC bonds outperformed single "B" bonds by 3.28% and outperformed the highest rated (among non-investment grade) double "BB" bonds by 4.69%. Among industry sectors, commodity related issuers, led by the steel companies, performed the best. Airlines and auto parts suppliers performed poorly.

     The High Yield Bond Fund maintained a heavy overweight of single "B" rated bonds and underweight of "BB" bonds throughout the period. Our positions in the riskiest "CCC" bonds were about market weight, but tilted towards higher quality and "split rated" issuers within the category. The High Yield Bond Fund was also tilted towards European issuers for most of the reporting year. In addition, we maintained between approximately an 8% and 15% position in emerging market issuers, both sovereign and corporate, and both hard currency and local currency denominated. These emerging markets positions were trimmed somewhat in April of 2004 but partially rebuilt beginning in June. The High Yield Bond Fund carried a non-U.S. dollar exposure throughout the year that fluctuated between approximately 12% and 20%. This foreign exchange position is a natural component of our global strategy and, while it introduced some additional volatility to short-term returns, it contributed positively to performance over the Reporting Period. The High Yield Bond Fund generally did not carry any noticeable industry concentrations. However, we were largely unexposed to the continued debacle among airline issuers and, beginning in the spring of 2004, we have built a significant position among European cable issuers. We believe that these companies will benefit from deeper market penetration and better technology, while largely avoiding many of the pitfalls experienced by their U.S. counterparts.

     In summary, the High Yield Bond Fund's first full fiscal year, ending October 31, 2004, was a good one. In fact, it is interesting to note that both the High Yield Bond Fund and its benchmark index outperformed the S&P 500 (9.81%), the NASDAQ (2.65%), and the Russell 2000 (11.35%) during the twelve month period ending October 31, 2004. This total return performance relationship should normally be the reverse, since high yield securities are generally senior in rank of payment to equities (and therefore are considered LESS risky).

     This kind of unusually positive return relative to competing asset classes stems from the fact that the past two years have been an ideal environment for high yield securities--positive, but non-inflationary global growth. In addition, we have believed continuously that competing asset classes, particularly equities, began this period relatively overvalued on a longer-run, historical basis--and this has compounded the positive effects of stronger economic fundamentals on high yield returns. Now that high yield securities have rallied substantially, this disparity is not as blatant, and, relative to high quality bonds, the yield premium of high yield securities has declined to a six year low.

     Despite the strength of the past two years, we believe that economic fundamentals and relative valuations will continue to support high yield securities, although we would certainly not expect high yield returns in the near future to match the kind of double digit returns of the past two years. Yield premiums may be low in the context of this cycle, but they more than compensate for both current and long-run default risk, and they have maintained this kind of low level for sustained periods in the past, most notably in the mid-1990s. As long as economic fundamentals do not shift, we believe that high yield securities can continue to generate attractive returns for those who take at least a twelve month investment horizon.

     In addition, within the global high yield universe, we believe that there will always be pockets of relative value. Going forward, we intend to continue using our unique global perspective to find value wherever it may exist.

                              /s/ Greg Hopper


                              Greg Hopper
                              GLOBAL HIGH YIELD BOND PORTFOLIO MANAGER

     Performance quoted represents past performance which does not guarantee future results. Investment performance reflects fee waivers that may or may not be currently in effect. In the absence of such waivers, total return would be reduced.

     THE SECURITIES IN WHICH THE FUND WILL INVEST MAY BE CONSIDERED MORE SPECULATIVE IN NATURE AND ARE SOMETIMES KNOWN AS "JUNK BONDS." THESE SECURITIES TEND TO OFFER HIGHER YIELDS THAN HIGHER RATED SECURITIES OF COMPARABLE MATURITIES BECAUSE THE HISTORIC FINANCIAL CONDITION OF THE ISSUERS OF THESE SECURITIES IS USUALLY NOT AS STRONG AS THAT OF OTHER ISSUERS. HIGH YIELD FIXED INCOME SECURITIES CAN PRESENT A GREATER RISK OF LOSS OF INCOME AND PRINCIPAL THAN HIGHER RATED SECURITIES. INVESTING INTERNATIONALLY INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, SOCIAL AND ECONOMIC INSTABILITY, DIFFERING SECURITIES REGULATIONS AND ACCOUNTING STANDARDS, LIMITED PUBLIC INFORMATION, POSSIBLE CHANGES IN TAXATION, AND PERIODS OF ILLIQUIDITY.

     The views expressed are subject to change based on market and other conditions. Furthermore, the opinions expressed do not constitute investment advice or recommendation by the individuals, JBIM, the funds, or any affiliated company.

     The Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody's and S&P). The index is weighted by outstanding issuance, but constrained such that the percentage that any one issuer may not represent more than 3% of the index. The S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The NASDAQ Composite Index is a broad-based capitalization weighted index of all NASDAQ National Market & SmallCap stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in U.S. equity markets as determined by market capitalization.

     Morningstar Rankings represent a fund's total-return percentile rank relative to all funds that have the same Morningstar Category. The highest percentile rank is 1 and the lowest is 100. It is based on Morningstar total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees.

     Please see the Schedule of Investments in this report for complete fund holdings. Fund holdings and/or sector weightings are subject to change at any time and are not recommendations to buy or sell and security mentioned.

JULIUS BAER INVESTMENT FUNDS

SHAREHOLDER EXPENSES (UNAUDITED)

     As a shareholder of the Julius Baer International Equity Fund, Julius Baer Total Return Bond Fund, or Julius Baer Global High Yield Bond Fund, you incur ongoing expenses, such as management fees, shareholder service fees, distribution fees and other fund expenses. The following table is intended to help you understand your ongoing expenses (in dollars and cents) of investing in the Julius Baer International Equity Fund, Julius Baer Total Return Bond Fund, or Julius Baer Global High Yield Bond Fund and to compare these expenses with the ongoing expenses of investing in other funds.

     The table is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2004 to October 31, 2004.

ACTUAL EXPENSES

     The first line in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The actual expenses do not consider trading costs.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line in the table below provides information about the hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the funds actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TOTAL RETURN BOND FUND CLASS A

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,043.00            1.15%         $       5.91
Hypothetical                                     1,000.00            1,019.40            1.15%                 5.84

TOTAL RETURN BOND FUND CLASS I

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,045.60            0.84%         $       4.32
Hypothetical                                     1,000.00            1,020.90            0.84%                 4.27

INTERNATIONAL EQUITY FUND CLASS A

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,073.70            1.32%         $       6.88
Hypothetical                                     1,000.00            1,018.50            1.32%                 6.70

INTERNATIONAL EQUITY FUND CLASS I

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,075.20            1.05%         $       5.48
Hypothetical                                     1,000.00            1,019.90            1.05%                 5.33

HIGH YIELD BOND FUND CLASS A

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,064.90            1.25%         $       6.49
Hypothetical                                     1,000.00            1,018.90            1.25%                 6.34

HIGH YIELD BOND FUND CLASS I

                                           BEGINNING ACCOUNT     ENDING ACCOUNT       ANNUALIZED       EXPENSE PAID
                                             VALUE 5/1/04        VALUE 10/31/04      EXPENSE RATIO     DURING PERIOD
                                           -----------------     --------------      -------------     -------------
Actual                                       $   1,000.00        $   1,067.00            1.00%         $       5.20
Hypothetical                                     1,000.00            1,020.10            1.00%                 5.08

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
(FORMERLY THE JULIUS BAER GLOBAL INCOME FUND)

     IT IS THE JULIUS BAER TOTAL RETURN BOND FUND'S (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN*--CLASS A

Year Ended 10/31/04                                          5.50%
Five Years Ended 10/31/04                                    7.48%
Ten Years Ended 10/31/04                                     6.93%
Inception (7/1/92) through 10/31/04                          6.35%

----------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Julius Baer Total Return Bond Fund (formerly The Julius Baer Global Income Fund) commenced operations on July 1, 1992 and the service providers waived their advisory, sub-advisory and administration fees from 7/1/92 to 10/31/92 and from 9/1/98 to 10/31/03; without such waivers and reimbursements, total returns would have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                  SHARES OF JULIUS BAER TOTAL RETURN BOND FUND
                  (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND)
                 VS. A BLENDED MERRILL LYNCH AND JP MORGAN INDEX
                       OCTOBER 31, 1994-OCTOBER 31, 2004+

              JULIUS BAER TOTAL RETURN BOND FUND
               (FORMERLY THE JULIUS BAER GLOBAL         BLENDED MERRILL LYNCH &
                     INCOME FUND) -- CLASS A              JP MORGAN COMBINED
Oct-1994                     $   10,000                       $   10,000
Apr-1995                     $   10,686                       $   10,720
Oct-1995                     $   11,390                       $   11,340
Apr-1996                     $   11,660                       $   11,449
Oct-1996                     $   12,330                       $   12,014
Apr-1997                     $   12,236                       $   12,020
Oct-1997                     $   12,730                       $   12,750
Apr-1998                     $   13,050                       $   13,058
Oct-1998                     $   13,931                       $   14,032
Apr-1999                     $   13,850                       $   13,972
Oct-1999                     $   13,629                       $   14,036
Apr-2000                     $   13,571                       $   13,968
Oct-2000                     $   13,741                       $   14,466
Apr-2001                     $   14,449                       $   15,245
Oct-2001                     $   15,628                       $   16,320
Apr-2002                     $   15,517                       $   16,226
Oct-2002                     $   16,870                       $   17,434
Apr-2003                     $   18,076                       $   18,422
Oct-2003                     $   18,528                       $   18,763
Apr-2004                     $   18,739                       $   19,065
Oct-2004                     $   19,546                       $   19,769

----------
+ Hypothetical illustration of $10,000 invested on October 31, 1994 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2004. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Merrill Lynch and JP Morgan combined benchmark index for performance comparison consists of 80% of the Merrill Lynch 1-10 year U.S. Government/Corporate Index and 20% of the JP Morgan Global Government Bond (non-U.S.) Index. Indexes do not incur expenses and are not available for investment.
     NOTE: All figures cited here and on the following pages represent past performance of the Global Income Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND

     IT IS THE INTERNATIONAL EQUITY FUND'S POLICY TO DECLARE AND PAY ANNUAL DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURN*--CLASS A

Year Ended 10/31/04                                                        20.05%
Five Years Ended 10/31/04                                                   8.18%
Ten Years Ended 10/31/04                                                   11.48%
Inception (10/4/93) through 10/31/04                                        9.73%

----------
* All average annual total return figures shown reflect the reinvestment of dividends and capital gains distributions. The International Equity Fund Class A commenced operations on October 4, 1993. Total returns for the Fund reflect expenses, waived and reimbursed, if applicable, by the Adviser and/or Administrator. Without such waivers and reimbursements, total returns would have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                 SHARES OF JULIUS BAER INTERNATIONAL EQUITY FUND
                          VS. MORGAN STANLEY EAFE INDEX
                       OCTOBER 31, 1994-OCTOBER 31, 2004+

                              INTERNATIONAL EQUITY             MORGAN STANLEY
                                FUND -- CLASS A                  EAFE INDEX
Oct-1994                           $   10,000                    $   10,000
Apr-1995                           $    8,443                    $   10,124
Oct-1995                           $    8,965                    $    9,963
Apr-1996                           $    9,832                    $   11,279
Oct-1996                           $   10,106                    $   11,006
Apr-1997                           $   11,221                    $   11,179
Oct-1997                           $   11,895                    $   11,516
Apr-1998                           $   15,543                    $   13,293
Oct-1998                           $   13,811                    $   12,626
Apr-1999                           $   17,078                    $   14,556
Oct-1999                           $   20,006                    $   15,535
Apr-2000                           $   28,283                    $   16,578
Oct-2000                           $   24,927                    $   15,085
Apr-2001                           $   22,910                    $   13,876
Oct-2001                           $   19,820                    $   11,324
Apr-2002                           $   22,125                    $   11,950
Oct-2002                           $   19,473                    $    9,828
Apr-2003                           $   20,093                    $   10,006
Oct-2003                           $   24,687                    $   12,485
Apr-2004                           $   27,603                    $   14,032
Oct-2004                           $   29,637                    $   14,837

----------
+ Hypothetical illustration of $10,000 invested on October 31, 1994 assuming reinvestment of dividends and capital gains distributions through October 31, 2004. This period was one in which stock and bond prices fluctuated and the results should not be considered as a representation of dividend income or capital gain or loss which may be realized from an investment in the Equity Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. The Morgan Stanley EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and countries in the Far East, weighted based on each country's gross domestic product. Indexes do not incur expenses and are not available for investment.
     NOTE: All figures cited here and on the following pages represent past performance of the International Equity Fund and do not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND

     IT IS THE GLOBAL HIGH YIELD BOND FUND'S POLICY TO DECLARE AND PAY MONTHLY DIVIDENDS FROM ITS NET INVESTMENT INCOME AND DISTRIBUTE NET REALIZED CAPITAL GAINS, IF ANY, ANNUALLY.

TOTAL RETURN*--CLASS A

Year Ended 10/31/04                                                        12.87%
Inception (12/17/02) through 10/31/04                                      17.87%

----------
* Total return figures shown reflect the reinvestment of dividends and capital gains distributions. The Global High Yield Bond Fund commenced operations on December 17, 2002 and the Adviser has contractually agreed to reimburse certain expenses of the Fund through 12/31/04; without such reimbursements total returns woiuld have been lower.

[CHART]

                      GROWTH OF $10,000 INVESTED IN CLASS A
                SHARES OF JULIUS BAER GLOBAL HIGH YIELD BOND FUND
              VS. MERRILL LYNCH GLOBAL HIGH YIELD CONSTRAINED INDEX
                       DECEMBER 17, 2002-OCTOBER 31, 2004+

                             GLOBAL HIGH YIELD BOND        MERRILL LYNCH GLOBAL HIGH
                                FUND -- CLASS A             YIELD CONSTRAINED INDEX
Dec-20002                          $   10,000                    $   10,000
Apr-20003                          $   11,088                    $   11,491
Oct-20003                          $   12,057                    $   12,609
Apr-20004                          $   12,779                    $   13,346
Oct-20004                          $   13,608                    $   14,310

----------
+ Hypothetical illustration of $10,000 invested on December 17, 2002 assuming reinvestment of dividends and capital gains distributions and application of fee waivers through October 31, 2004. This period was one in which stock and bond prices fluctuated and the results should not be considered a representation of the income or capital gain or loss which may be realized from an investment in the Income Fund today. No adjustment has been made for shareholder tax liability on dividends or capital gains distributions. Indexes do not incur expenses and are not available for investment.
     NOTE: All figures cited here and on the following pages represent past performance of the Global High Yield Bond Fund and do not guarantee future results. More recent returns may be more or less than those shown. Investment return and principal value of an investment will fluctuate so that an investor's shares upon redemption may be worth more or less than their original cost.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

                                                                                                            MARKET
            FACE                                                                                            VALUE
CURRENCY    VALUE                                                                                          (NOTE 1)
--------  ---------                                                                                      ------------
FOREIGN GOVERNMENT BONDS--34.0%
                        GERMANY--11.2%
                        Bundesobligation
EUR        2,765,000      4.500% due 08/18/2006                                                          $  3,646,057
EUR        1,000,000      3.000% due 04/11/2008                                                             1,279,238
                                                                                                         ------------
                                                                                                            4,925,295
                                                                                                         ------------
                        Deutschland Republic
EUR        3,720,000      5.250% due 07/04/2010                                                             5,188,009
                                                                                                         ------------
                                                                                                           10,113,304
                                                                                                         ------------
                        ITALY--3.8%
                        Buoni Poliennali Del Tes
EUR        2,660,000      4.750% due 03/15/2006                                                             3,490,096
                                                                                                         ------------
                        AUSTRALIA--3.2%
                        New South Wales Treasury Corp
AUD        3,635,000      8.000% due 03/01/2008                                                             2,927,041
                                                                                                         ------------
                        UNITED KINGDOM--3.0%
                        United Kingdom Gilts
GBP        1,380,000      7.250% due 12/07/2007                                                             2,719,959
                                                                                                         ------------
                        NEW ZEALAND--2.9%
                        New Zealand Government
NZD        3,865,000      6.000% due 04/15/2015                                                             2,638,883
                                                                                                         ------------
                        FRANCE--2.8%
                        Government of France
EUR        1,670,000      5.750% due 10/25/2032                                                             2,525,128
                                                                                                         ------------
                        MEXICO--2.7%
                        United Mexican States
MXN       31,500,000      8.000% due 12/19/2013                                                             2,411,287
                                                                                                         ------------
                        CANADA--2.1%
                        Canada Government
CAD        2,300,000      4.250% due 09/01/2008                                                             1,922,289
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
            FACE                                                                                            VALUE
CURRENCY    VALUE                                                                                          (NOTE 1)
--------  ---------                                                                                      ------------
FOREIGN GOVERNMENT BONDS--CONTINUED
                        POLAND--1.3%
                        Republic of Poland
PLN        4,700,000      5.000% due 10/24/2013                                                          $  1,217,146
                                                                                                         ------------
                        HUNGARY--1.0%
                        Republic of Hungary
HUF      185,000,000      6.250% due 06/12/2008                                                               870,780
                                                                                                         ------------
                        TOTAL FOREIGN GOVERNMENT BONDS (COST $27,129,280)                                  30,835,913
                                                                                                         ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--32.4%
                        Federal National Mortgage Association
USD        1,510,000      3.250% due 11/15/2007                                                             1,517,888
USD        1,060,240      5.500% due 10/01/2017                                                             1,100,193
USD          944,288      5.500% due 11/01/2017                                                               979,872
USD        2,038,436      5.000% due 08/01/2033                                                             2,037,421
USD        2,003,361      5.500% due 01/01/2034                                                             2,044,420
                                                                                                         ------------
                                                                                                            7,679,794
                                                                                                         ------------
                        General National Mortgage Association
USD          155,851      7.000% due 04/15/2032                                                               166,438
                                                                                                         ------------
                        U.S. Treasury Bond
USD          700,000      5.375% due 02/15/2031                                                               760,512
                                                                                                         ------------
                        U.S. Treasury Inflation Indexed Note
USD        6,861,582      3.625% due 01/15/2008                                                             7,570,795
                                                                                                         ------------
                        U.S. Treasury Notes
USD        4,390,000      6.500% due 08/15/2005                                                             4,538,852
USD        5,575,000      1.625% due 09/30/2005                                                             5,547,783
USD        1,000,000      2.750% due 07/31/2006                                                             1,004,961
                                                                                                         ------------
                                                                                                           11,091,596
                                                                                                         ------------
                        U.S. Treasury STRIPS
USD        6,000,000      0.000% due 05/15/2025                                                             2,103,054
                                                                                                         ------------
                        TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (COST $29,074,240)                    29,372,189
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
            FACE                                                                                            VALUE
CURRENCY    VALUE                                                                                          (NOTE 1)
--------  ---------                                                                                      ------------
CORPORATE BONDS--23.3%
                        UNITED STATES--16.3%
                        ABN-Amro Bank NV (Chicago)
USD        1,666,000      7.250% due 05/31/2005                                                          $  1,710,594
                                                                                                         ------------
                        Bank of America Corp
USD          865,000      7.500% due 09/15/2006                                                               936,043
                                                                                                         ------------
                        Cargill Inc
USD          750,000      3.625% due 03/04/2009+                                                              747,886
                                                                                                         ------------
                        Comcast Cable Communications Inc
USD          715,000      6.750% due 01/30/2011                                                               803,123
                                                                                                         ------------
                        Duke Capital
USD          700,000      5.500% due 03/01/2014                                                               721,479
                                                                                                         ------------
                        Ford Motor Credit Co
USD          680,000      7.600% due 08/01/2005                                                               703,318
                                                                                                         ------------
                        Gillette Co Senior Note
USD        1,600,000      3.750% due 12/01/2004+                                                            1,602,027
                                                                                                         ------------
                        Hewlett-Packard Co
USD        1,630,000      7.150% due 06/15/2005                                                             1,677,195
                                                                                                         ------------
                        International Lease Finance Corp
USD          895,000      5.625% due 06/01/2007                                                               943,295
                                                                                                         ------------
                        International Paper Co
USD          650,000      6.750% due 09/01/2011                                                               731,605
                                                                                                         ------------
                        Kinder Morgan Energy Partners LP
USD          700,000      5.000% due 12/15/2013                                                               706,341
                                                                                                         ------------
                        Target Corp
USD          910,000      5.500% due 04/01/2007                                                               961,442
                                                                                                         ------------
                        Valero Energy Corp
USD          515,000      6.875% due 04/15/2012                                                               587,028
                                                                                                         ------------
                        Verizon Global Funding Corp
USD          885,000      6.875% due 06/15/2012                                                             1,020,821
                                                                                                         ------------
                        Wyeth
USD          900,000      5.500% due 02/01/2014                                                               923,860
                                                                                                         ------------
                                                                                                           14,776,057
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
            FACE                                                                                            VALUE
CURRENCY    VALUE                                                                                          (NOTE 1)
--------  ---------                                                                                      ------------
CORPORATE BONDS--CONTINUED
                        UNITED KINGDOM--3.9%
                        Abbey National Plc
USD          885,000      6.690% due 10/17/2005                                                          $    915,597
                                                                                                         ------------
                        Diageo Capital Plc
USD        1,075,000      3.500% due 11/19/2007                                                             1,081,186
                                                                                                         ------------
                        Vodafone Group Plc
USD          950,000      7.625% due 02/15/2005                                                               964,100
                                                                                                         ------------
                        WPP Finance UK
USD          550,000      5.875% due 06/15/2014+                                                              568,322
                                                                                                         ------------
                                                                                                            3,529,205
                                                                                                         ------------
                        CANADA--1.7%
                        Royal Bank of Canada
USD        1,584,000      1.783% due 11/12/2004                                                             1,583,948
                                                                                                         ------------
                        ICELAND--1.4%
                        Housing Finance Fund Note
ISK       88,578,360      3.750% due 02/15/2024                                                             1,281,672
                                                                                                         ------------
                        TOTAL CORPORATE BONDS (COST $20,513,051)                                           21,170,882
                                                                                                         ------------
SHORT-TERM INVESTMENTS--5.0%
                        U.S. Treasury Bill
USD        4,500,000      1.540% due 11/18/2004 (Cost $4,496,343)                                           4,496,343
                                                                                                         ------------
REPURCHASE AGREEMENTS--3.6%
                        UNITED STATES--3.6%
USD        3,281,245    Investors Bank & Trust Company Repurchase Agreement, dated 10/29/2004, due 11/01/2004, with a maturity value of $3,281,592 and an effective yield of
                        1.27%, collaterallized by a Federal Home Loan Mortgage Corporation Obligation,
                        with a rate of 3.50%, a maturity of 12/15/2008, and an aggregate market
                        value of $3,445,307 (Cost $3,281,245)                                               3,281,245
                                                                                                         ------------
                        TOTAL INVESTMENTS--98.3% (COST $84,494,159)                                        89,156,572
                        OTHER ASSETS AND LIABILITIES (NET)--1.7%                                            1,528,127
                                                                                                         ------------
                        TOTAL NET ASSETS--100.0%                                                         $ 90,684,699
                                                                                                         ============

                       See Notes to Financial Statements.

PORTFOLIO FOOTNOTES:

----------
     Aggregate cost for federal income tax purposes was $84,615,715.
+ Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

                             GLOSSARY OF CURRENCIES

     AUD   --   Australian Dollar
     CAD   --   Canadian Dollar
     EUR   --   Euro
     GBP   --   British Pound Sterling
     HUF   --   Hungarian Forint
     ISK   --   Icelandic Krona
     MXN   --   Mexican Nuevo Peso
     NZD   --   New Zealand Dollar
     PLN   --   Polish Zloty
     USD   --   United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2004

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                                  CONTRACTS TO RECEIVE
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                     LOCAL                    VALUE IN                IN EXCHANGE              APPRECIATION
  DATE                       CURRENCY                      USD                    FOR USD               (DEPRECIATION)
----------                   --------                   ---------               -----------             --------------
11/16/04                AUD       1,750,000             1,305,489                1,220,354                $  85,135
11/15/04                EUR       3,340,000             4,248,473                4,185,275                   63,198
11/10/04                JPY     969,500,000             9,133,893                8,835,180                  298,713
12/17/04                MXN       9,405,000               808,863                  812,878                   (4,015)
01/14/05                SEK       6,200,000               871,654                  839,312                   32,342
                                                                                                          ---------
           Net unrealized appreciation on forward foreign exchange contracts to buy                       $ 475,373
                                                                                                          =========

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                                  CONTRACTS TO DELIVER
                        -----------------------------------------                                       NET UNREALIZED
EXPIRATION                     LOCAL                    VALUE IN                IN EXCHANGE              APPRECIATION
  DATE                       CURRENCY                      USD                    FOR USD               (DEPRECIATION)
----------                   --------                   ---------               -----------             --------------
12/17/04                CAD       1,890,000             1,548,351                1,482,249                $ (66,102)
11/15/04                EUR       6,360,000             8,089,908                7,833,167                 (256,741)
12/17/04                GBP         935,000             1,707,365                1,678,465                  (28,900)
12/22/04                NZD       1,925,000             1,308,359                1,321,415                   13,056
12/22/04                NZD       2,000,000             1,359,332                1,323,600                  (35,732)
                                                                                                          ---------
           Net unrealized depreciation on forward foreign exchange contracts to sell                      $(374,419)
                                                                                                          =========

                             GLOSSARY OF CURRENCIES

     AUD   --   Australian Dollar
     CAD   --   Canadian Dollar
     EUR   --   Euro
     GBP   --   British Pound Sterling
     JPY   --   Japanese Yen
     MXN   --   Mexican Nuevo Peso
     NZD   --   New Zealand Dollar
     SEK   --   Swedish Krona

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETUN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     At October 31, 2004, sector diversification of the Fund's investments were as follows:

                                                                                     MARKET
                                                                   % OF NET           VALUE
                                                                    ASSETS          (NOTE 1)
                                                               ---------------   ---------------
INDUSTRY SECTOR
   Foreign Government Bonds                                               34.0%  $    30,835,913
   U.S. Government and Agency Obligations                                 32.4        29,372,189
   Corporate Bonds                                                        23.3        21,170,882
   U.S. Treasury Bills                                                     5.0         4,496,343
   Cash and Cash Equivalents                                               3.6         3,281,245
                                                               ---------------   ---------------
TOTAL INVESTMENTS                                                         98.3        89,156,572
OTHER ASSETS AND LIABILITIES (NET)                                         1.7         1,528,127
                                                               ---------------   ---------------
NET ASSETS                                                               100.0%  $    90,684,699
                                                               ===============   ===============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

                                                                                     MARKET
                                                                    SHARE            VALUE
DESCRIPTION                                                         AMOUNT          (NOTE 1)
------------------------------------------------------------   ---------------   ---------------
COMMON STOCKS--87.3%
UNITED KINGDOM--14.5%
Allied Domecq                                                          623,883   $     5,541,375
Associated British Ports Holdings                                    2,603,980        22,043,279
BAE Systems                                                          1,721,099         7,513,380
Barclays Plc                                                         4,990,775        48,649,256
Boots Group                                                            795,022         9,585,210
BP Plc                                                              20,596,220       199,070,344
British Airport Authority                                            1,787,435        18,782,797
British Land                                                           423,085         5,775,379
British Sky Broadcasting                                             1,612,020        15,019,586
Burberry Group                                                         917,810         6,571,256
Cadbury Schweppes                                                    2,763,519        22,912,771
Centrica PLC                                                         1,507,761         6,665,025
Compass Group                                                        2,760,525        11,380,747
Diageo Plc                                                           4,125,375        55,066,766
GlaxoSmithkline Plc                                                  4,320,623        90,804,291
Highland Gold Mining                                                   674,316         3,323,627
Hilton Group                                                         2,517,114        11,887,708
Imperial Tobacco                                                       626,173        14,594,124
Invensys Plc                                                        15,605,494                 0
Marks & Spencer                                                      2,111,387        13,888,613
National Grid Transco                                                1,254,583        10,884,687
Pearson Plc                                                          1,118,689        12,257,648
Peninsular and Oriental Steam Navigation                             5,999,949        29,463,134
Peter Hambro Mining*                                                   963,498         9,683,314
Rank Group                                                           1,460,915         7,655,747
Reckitt Benckiser                                                      530,680        14,527,133
Reed Elsevier                                                        1,327,074        11,829,723
Royal & Sun Alliance Insurance                                       3,705,560         5,075,299
Royal Bank of Scotland                                               3,316,678        97,538,243
Scottish & Newcastle                                                   616,895         4,558,083
Scottish & Southern Energy                                             423,072         6,469,001
Shell Transport & Trading                                            5,884,041        46,224,945
Smith & Nephew                                                       2,717,429        23,028,546
Tesco Plc                                                           11,562,864        60,805,644
Vodafone Group                                                      63,695,467       162,809,340

                       See Notes to Financial Statements.

                                                                                     MARKET
                                                                    SHARE            VALUE
DESCRIPTION                                                         AMOUNT          (NOTE 1)
------------------------------------------------------------   ---------------   ---------------
COMMON STOCKS--CONTINUED
UNITED KINGDOM--CONTINUED
William Hill                                                           853,584   $     7,648,067
WPP Group                                                            1,832,990        18,354,681
                                                                                 ---------------
                                                                                   1,097,888,769
                                                                                 ---------------
JAPAN--12.0%
Aeon Credit Service                                                    204,866        13,408,218
Asahi Glass                                                            664,000         6,090,366
Bank of Yokohama                                                     1,647,000         9,833,299
Canon Inc                                                              610,659        30,075,775
Credit Saison                                                          865,595        27,633,177
Dai Nippon Printing                                                    422,000         5,766,287
Daihatsu Motor                                                         386,000         2,871,645
Denso Corp                                                             852,557        20,392,643
East Japan Railway                                                       2,738        14,361,673
Exedy Corp.                                                            171,600         2,890,973
Fuji Photo Film                                                        237,956         8,111,882
Fuji Television Network                                                  5,840        13,143,987
Fujisawa Pharmaceutical                                                246,100         6,419,597
Hitachi Credit                                                         323,000         5,265,213
Hitachi Ltd                                                            962,391         6,044,965
Honda Motor                                                            884,149        42,629,653
Ito En Ltd                                                             128,300         5,787,334
Ito-Yokado                                                             372,717        13,337,646
Japan Tobacco                                                            3,404        29,843,902
Kao Corp                                                             1,812,216        41,725,851
Koito Manufacturing                                                  1,405,148        11,644,507
Kyocera Corp                                                            77,700         5,626,829
Matsushita Electric Industrial                                       4,165,687        60,294,387
Mitsubishi Tokyo Financial                                               6,998        59,310,670
Nidec Corp                                                              96,300        10,410,811
Nikko Securities                                                     1,514,343         6,759,569
Nissan Motor Company                                                 3,587,890        40,376,010
Nissin Food Products                                                   235,700         5,737,682
Nitto Denko                                                            143,000         6,773,613
Nomura Holdings                                                      5,606,699        68,638,372
NTT Corp                                                                 1,542         6,534,514

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
JAPAN--CONTINUED
NTT DoCoMo                                                                8,607   $     15,156,879
Olympus Corp                                                            309,000          5,979,800
Ricoh Company                                                           306,000          5,705,622
Sanyo Electric                                                        2,142,642          6,840,151
Secom Co                                                                148,500          5,383,982
Seiyu Ltd* (1)                                                        4,172,625          9,666,313
Sharp Corp                                                              533,998          7,362,022
Shin-Etsu Chemical                                                      439,600         16,683,191
Shiseido Co                                                           2,031,344         26,455,869
SMC Corp                                                                 44,495          4,755,799
Sony Corp                                                             1,533,329         53,281,703
Sumitomo Trust & Banking                                              1,530,653          8,908,029
Takeda Chemical Industries                                              318,800         15,371,090
Takefuji Corp (1)                                                        85,980          5,424,861
TDK Corp                                                                 86,700          6,009,153
Terumo Corp                                                             247,000          6,140,691
Tokyo Broadcasting System                                             1,967,000         31,452,736
Toppan Printing                                                         597,000          5,756,926
Toyota Motor                                                          1,273,495         49,529,469
Uni-Charm Corp                                                          430,363         21,722,815
Yamaha Motor                                                            409,000          6,212,609
Yamanouchi Pharmaceutical                                               170,369          6,241,034
                                                                                  ----------------
                                                                                       907,781,794
                                                                                  ----------------
FRANCE--9.1%
Accor SA                                                                125,691          5,202,666
Alcatel Alsthom* (1)                                                  3,960,019         57,727,941
Atos Origin*                                                            126,503          7,886,598
Autoroutes du Sud de la France                                          367,961         16,939,265
BNP Paribas                                                             953,288         64,693,811
Bouygues SA (1)                                                         611,904         24,036,142
Compagnie de Saint-Gobain                                               270,630         14,820,173
Credit Agricole                                                          78,125          2,282,733
France Telecom                                                          908,620         25,936,378
Gecina SA                                                                71,854          6,197,048
Havas SA (1)                                                          2,655,566         13,984,973

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
FRANCE--CONTINUED
JC Decaux*                                                              302,180   $      7,491,723
L'Air Liquide                                                            33,280          5,359,462
L'Oreal SA                                                               54,489          3,704,766
LVMH SA (1)                                                             212,753         14,532,963
Pernod-Ricard                                                            87,958         12,139,737
Publicis Groupe                                                         221,129          6,576,493
Renault SA                                                              167,250         13,956,424
Sanofi-Synthelabo SA (1)                                              1,423,846        103,781,949
Societe Television Francaise 1                                          935,834         28,082,188
Suez SA                                                               1,079,898         25,165,895
Technip SA                                                               47,604          7,442,169
Thales SA (1)                                                           183,704          6,606,153
TotalFina Elf--Class B (1)                                              790,982        164,005,490
Unibail (1)                                                              48,295          6,327,666
Veolia Environnement                                                    602,811         18,211,636
Vinci SA (1)                                                            120,087         14,259,835
Vivendi Universal*                                                      323,741          8,816,954
                                                                                  ----------------
                                                                                       686,169,231
                                                                                  ----------------
GERMANY--7.5%
Adidas-Salomon AG                                                       172,712         24,063,555
BASF AG                                                                 542,734         33,759,816
Bayerische Hypo Vereinsbank*                                            588,109         11,468,435
Commerzbank AG*                                                         813,562         14,829,996
Deutsche Bank                                                           277,657         21,046,806
Deutsche Post                                                           457,765          8,920,836
Deutsche Telekom* (1)                                                 1,756,969         33,568,985
E.ON AG                                                               1,387,370        112,559,200
Fraport AG                                                            1,403,039         51,061,290
Freenet.de AG* (1)                                                       92,355          1,856,187
Fresenius Medical Care (1)                                              137,175         10,469,608
Henkel KGAA                                                             162,924         11,572,699
Man AG                                                                  372,993         12,858,022
Medion AG (1)                                                           123,885          2,143,196
Metro AG                                                              1,069,152         50,905,354
Muenchener Rueckver                                                     217,693         21,233,948

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
GERMANY--CONTINUED
Puma AG                                                                  11,689   $      2,918,783
RWE AG                                                                  617,212         32,598,370
Schering AG                                                             512,055         32,822,008
Siemens AG                                                              694,811         51,571,733
Volkswagen AG                                                           529,376         23,447,535
                                                                                  ----------------
                                                                                       565,676,362
                                                                                  ----------------
SWITZERLAND--4.2%
Adecco SA                                                               103,943          4,987,568
Credit Suisse                                                           780,182         26,591,579
Nestle SA--Registered                                                   277,488         65,419,681
Novartis AG--Registered                                               1,736,860         82,545,845
Roche Holding                                                           862,963         87,915,994
SGS SA                                                                   10,473          6,651,046
The Swatch Group--Class B                                               248,997         33,263,156
UBS AG--Registered                                                      175,330         12,593,932
                                                                                  ----------------
                                                                                       319,968,801
                                                                                  ----------------
ITALY--4.2%
Assicurazioni Generali                                                1,023,112         30,284,733
Autostrada Torino-Milano                                                330,604          7,542,892
Banca Intesa                                                            887,653          2,982,056
Banca Intesa                                                          7,200,495         29,401,641
Banca Nazionale del Lavoro (1)                                        3,491,757          8,061,666
Banca Popolare di Milano                                                449,452          3,150,207
Beni Stabili                                                          6,696,801          5,824,212
Capitalia SpA                                                         1,941,569          7,434,016
Cassa di Risparmio Di Firenze                                         5,325,639         10,358,179
Credito Emiliano (1)                                                  1,652,840         14,208,662
Enel SpA (1)                                                          5,454,150         49,190,076
Eni SpA                                                               2,676,036         60,592,118
Mediaset SpA                                                          1,454,057         16,535,721
Mediobanca SpA                                                          197,875          2,733,789
Saipem SpA                                                            1,182,363         13,587,361
Societa Iniziative Autostradali e Servizi                               568,480          7,689,094
Telecom Italia (1)                                                    2,937,651          9,753,150

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
ITALY--CONTINUED
Terna SpA (1)                                                         2,979,800   $      7,247,349
UniCredito Italiano                                                   6,160,278         32,982,488
                                                                                  ----------------
                                                                                       319,559,410
                                                                                  ----------------
TURKEY--3.8%
Akbank TAS                                                       10,541,855,775         47,543,770
Aksa Akrilik Kimya Sanayii*                                          31,000,000            306,951
Alarko Gayrimenkul Yatirim Ortakligi*                                33,504,528            527,165
Cimsa Cimento Sanayi VE Tica                                        276,222,000            813,024
Denizbank AS*                                                     1,427,148,301          2,787,506
Dogan Sirketler Grubu*                                            8,412,853,729         15,176,788
Dogan Yayin*                                                        120,058,395            427,472
Enka Insaat Ve Sanayi                                                36,738,718            921,894
Finansbank AS*                                                      550,242,529            552,295
Haci Omer Sabanci                                                 8,232,433,596         29,870,150
Koc Holding                                                       5,246,686,155         31,846,598
Migros Turk                                                       1,497,234,422          9,189,531
Tofas Turk Otomobil Fabrikasi*                                      313,000,000            759,945
Trakya Cam Sanayii                                                  243,613,515            608,001
Turk Dis Ticaret Bankasi                                          2,460,873,690          2,670,319
Turk Sise ve Cam Fabrikalari                                        497,798,174          1,215,379
Turkcell ILetisim Hizmetleri                                      1,466,338,856          8,999,904
Turkiye Garanti Bankasi*                                         24,602,541,179         65,740,204
Turkiye Is Bankasi                                               13,272,791,078         54,909,537
Vestel Electronik*                                                  303,000,000          1,161,038
Yapi Ve Kredi Bankasi*                                            4,099,567,598          9,230,627
                                                                                  ----------------
                                                                                       285,258,098
                                                                                  ----------------
POLAND--3.0%
Agora SA*                                                               709,126          9,847,958
Bank Millenium*                                                       6,628,172          5,460,502
Bank PEKAO                                                            2,553,401         96,914,668
Bank Prezemyslowo-Handlowy                                              135,831         18,204,052
Bank Zachodni WBK                                                     1,213,947         30,538,424
BRE Bank*                                                               235,732          7,317,315
Budimex*                                                              1,055,397         14,780,992

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
POLAND--CONTINUED
Inter Cars*                                                             335,235   $      3,866,484
Inter Groclin Auto*                                                     123,410          4,248,318
Orbis SA                                                                379,025          2,587,239
Stomil Sanok*                                                            82,385          3,890,487
Telekomunikacja Polska                                                6,207,458         29,952,868
ZM Duda*                                                                 71,917          2,581,500
                                                                                  ----------------
                                                                                       230,190,807
                                                                                  ----------------
SWEDEN--3.0%
Autoliv Inc (1)                                                         419,315         17,743,730
Elekta AB*                                                              664,308         17,651,000
Ericsson AB--Class B*                                                 2,427,522          7,030,212
ForeningsSparbanken AB                                                  337,300          7,065,463
Getinge AB--Class B                                                   1,002,528         11,169,502
Nobia AB                                                                347,892          4,450,654
Nordea AB                                                             4,326,500         37,254,680
Skandia Forsakrings                                                   3,470,438         12,880,308
Skandinaviska Enskilda Banken                                           454,600          7,541,357
Skanska AB--B Shares                                                  6,653,772         72,261,078
Svenska Handelsbanken--Class A                                        1,244,053         26,846,353
Telia AB                                                                816,500          4,361,921
                                                                                  ----------------
                                                                                       226,256,258
                                                                                  ----------------
RUSSIA--2.5%
Baltika Brewery                                                          39,360            643,536
JSC MMC Norilsk Nickel ADR                                              284,400         17,490,600
LUKOIL                                                                  528,100         16,429,191
LUKOIL ADR                                                              261,135         32,425,133
Moscow City Telephone                                                   225,000          2,919,355
Moscow City Telephone ADR                                               137,946          1,789,837
North-West Telecom ADR                                                  140,000          4,025,000
OAO Gazprom ADR* (1)                                                    181,800          6,782,958
Onaco                                                                   170,000            449,650
RBC Information Systems                                                 358,184            916,951
Sberbank RF                                                             150,225         69,704,400
Sibirtelecom ADR                                                         55,525          2,789,576

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
RUSSIA--CONTINUED
Tyumen Oil                                                              550,000   $      1,688,500
Udmurtneft                                                                2,400            564,000
Uralsvyazinform ADR                                                   1,121,781          9,355,654
VolgaTelecom                                                          1,000,000          3,300,000
VolgaTelecom ADR                                                        239,050          1,577,730
Wimm-Bill-Dann Foods ADR*                                               835,121         12,326,386
Yukos*                                                                1,783,025          7,453,045
                                                                                  ----------------
                                                                                       192,631,502
                                                                                  ----------------
NETHERLANDS--2.3%
ABN Amro Holding                                                        136,497          3,255,581
Efes Breweries International GDR*+                                       67,250          1,866,188
Euronext NV                                                             172,732          4,987,729
European Aeronautic Defense and Space (1)                               264,001          7,505,632
Heineken NV                                                             786,731         24,658,755
Hypo Real Estate Holding*                                               399,393         14,895,963
ING Groep                                                               150,976          3,985,017
Philips Electronics                                                     936,342         22,094,420
Royal Dutch Petroleum                                                   502,581         27,228,135
Royal Numico*                                                           225,129          7,566,037
TPG NV*                                                                 275,789          6,644,482
Unilever NV (1)                                                         673,762         39,081,888
VNU NV                                                                  485,712         13,228,167
                                                                                  ----------------
                                                                                       176,997,994
                                                                                  ----------------
AUSTRALIA--2.3%
Amcor Ltd                                                             1,120,861          6,388,043
AMP Ltd                                                               5,323,552         25,329,841
BHP Billiton                                                            977,525         10,112,748
John Fairfax                                                          3,368,223         10,793,186
Macquarie Airports                                                    7,213,832         15,249,092
Macquarie Infrastructure Group                                        3,776,539         10,465,486
Newcrest Mining                                                       3,271,470         40,710,784
News Corp                                                             4,552,156         36,620,509
News Corp ADR (1)                                                           130              4,191
Patrick Corp                                                          2,698,491         11,206,946

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
AUSTRALIA--CONTINUED
Southcorp Ltd*                                                        2,738,268   $      7,363,257
                                                                                  ----------------
                                                                                       174,244,083
                                                                                  ----------------
HUNGARY--2.2%
Egis Rt                                                                 187,510          9,451,992
Gedeon Richter                                                           63,464          7,454,140
Matav Rt                                                              6,318,204         26,355,340
OTP Bank                                                              4,859,951        122,490,045
                                                                                  ----------------
                                                                                       165,751,517
                                                                                  ----------------
AUSTRIA--2.2%
Bank Austria Creditanstalt                                              984,113         72,619,293
Erste Bank der Oesterreichischen Sparkassen                             628,556         27,896,462
Flughafen Wien                                                          193,741         12,701,942
OMV AG                                                                  109,766         26,283,545
Wienerberger AG                                                         615,449         24,347,627
                                                                                  ----------------
                                                                                       163,848,869
                                                                                  ----------------
CZECH REPUBLIC--1.7%
Cesky Telecom                                                         1,155,685         15,139,734
CEZ                                                                     825,645          9,135,182
Komercni Banka                                                          855,636        107,631,517
                                                                                  ----------------
                                                                                       131,906,433
                                                                                  ----------------
NORWAY--1.6%
DNB Holding                                                             738,537          6,239,351
Norsk Hydro                                                             609,112         44,693,403
Smedvig ASA                                                             491,821          6,117,129
Sparebanken Rogland (1)                                                 168,206          8,934,180
Statoil ASA                                                           2,965,980         42,806,332
Telenor ASA                                                             905,177          7,186,923
TGS Nopec Geophysical                                                   125,400          2,373,867
                                                                                  ----------------
                                                                                       118,351,185
                                                                                  ----------------
CANADA--1.6%
Bema Gold*                                                            2,502,072          7,569,293
Canadian Natural Resources                                              883,504         37,143,747
Centerra Gold*                                                           75,437          1,329,695

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
CANADA--CONTINUED
Eldorado Gold*                                                        1,680,757   $      5,374,013
Encana Corp                                                             527,713         26,131,474
Ivanhoe Mines*                                                          452,064          2,668,466
Petro-Canada                                                            304,462         16,594,084
Talisman Energy                                                         265,388          7,114,726
Telesystem International Wireless*                                    1,276,211         13,974,510
                                                                                  ----------------
                                                                                       117,900,008
                                                                                  ----------------
BELGIUM--1.3%
Almancora                                                               122,636          7,628,357
Almanij NV                                                              384,273         28,742,291
Belgacom SA*                                                            328,932         12,050,437
Fortis                                                                  858,499         21,742,788
InBev                                                                   345,092         12,225,434
KBC Bank (1)                                                            211,463         15,453,562
                                                                                  ----------------
                                                                                        97,842,869
                                                                                  ----------------
SPAIN--1.2%
Altadis SA                                                              219,952          8,049,557
Endesa SA                                                             1,199,881         24,283,570
Fadesa SA*                                                              159,347          2,399,937
Gas Natural Sdg                                                         135,562          3,676,456
Gestevision Telecinco*                                                  502,753          9,573,718
Grupo Empresarial Chapultec                                             428,877         12,242,209
Iberdrola SA                                                            685,472         14,962,742
Promotora de Informaciones                                              934,827         17,611,262
                                                                                  ----------------
                                                                                        92,799,451
                                                                                  ----------------
ROMANIA--0.9%
Romanian Development Bank                                            19,617,200         19,223,596
SNP Petrom                                                          549,773,228         47,375,130
                                                                                  ----------------
                                                                                        66,598,726
                                                                                  ----------------
MEXICO--0.8%
Fomento Economico Mexicano                                            2,734,539         12,038,113
Grupo Financiero Banorte                                              9,035,669         42,464,569
Grupo Financiero Inbursa                                              2,190,410          3,656,144
                                                                                  ----------------
                                                                                        58,158,826
                                                                                  ----------------

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
FINLAND--0.8%
Fortum Oyj                                                              745,102   $     11,373,684
Nokia Oyj                                                             2,048,397         31,502,471
UPM-Kymmene                                                             728,800         14,369,586
                                                                                  ----------------
                                                                                        57,245,741
                                                                                  ----------------
PORTUGAL--0.7%
Banco Comercial Portugues                                             3,579,847          8,424,427
Brisa-Auto Estradas de Portugal                                       1,743,219         14,213,930
Energias de Portugal                                                  3,933,112         11,607,227
Jeronimo Martins*                                                       363,062          4,262,719
Media Capital SGPS*                                                   1,767,501         11,938,737
Portugal Telecom                                                        391,512          4,397,542
                                                                                  ----------------
                                                                                        54,844,582
                                                                                  ----------------
DENMARK--0.7%
Danske Bank                                                           1,195,100         33,297,815
GN Store Nord                                                           274,841          2,776,029
Kobenhavns Lufthavne                                                     94,397         15,788,586
                                                                                  ----------------
                                                                                        51,862,430
                                                                                  ----------------
INDONESIA--0.5%
PT Bank Mandiri Persero                                              78,124,090         13,521,477
PT Indofood Sukses Makmur                                            35,835,820          2,658,151
Pt Semen Gresik                                                       3,019,310          3,765,843
Telekomunikasi Indonesia                                             42,018,432         20,085,734
                                                                                  ----------------
                                                                                        40,031,205
                                                                                  ----------------
SOUTH AFRICA--0.5%
Nedcor Ltd                                                            3,207,447         34,947,238
                                                                                  ----------------
SOUTH KOREA--0.4%
Samsung Electronics                                                      75,090         29,479,281
                                                                                  ----------------
CHINA--0.3%
Datang International Power Generation                                12,613,270         10,047,315
Weiqiao Textile                                                       6,280,500          9,158,424
Wumart Stores--Class H*                                               2,141,146          3,658,715
                                                                                  ----------------
                                                                                        22,864,454
                                                                                  ----------------

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
PHILIPPINES--0.3%
Ayala Corp                                                           25,214,400   $      2,909,526
Ayala Land                                                           22,221,000          2,879,697
Bank of the Philippine Islands                                        3,066,000          2,639,819
Globe Telecom                                                           153,320          2,789,863
Philippine Long Distance Telephone*                                     289,863          7,229,851
SM Prime Holdings                                                    20,387,000          2,714,406
                                                                                  ----------------
                                                                                        21,163,162
                                                                                  ----------------
GREECE--0.2%
Hellenic Bottling                                                       103,205          2,286,931
Hellenic Telecommunication                                              907,921         14,020,740
                                                                                  ----------------
                                                                                        16,307,671
                                                                                  ----------------
VENEZUELA--0.2%
CANTV ADR                                                               697,410         16,033,456
                                                                                  ----------------
HONG KONG--0.2%
Clear Media*                                                          5,012,928          4,830,403
Texwinca Holdings                                                     8,826,406          7,994,728
                                                                                  ----------------
                                                                                        12,825,131
                                                                                  ----------------
IRELAND--0.1%
Celtic Resources*                                                       292,170          2,071,778
DePfa Bank                                                              219,934          3,357,205
Dragon Oil*                                                           6,606,698          6,173,781
                                                                                  ----------------
                                                                                        11,602,764
                                                                                  ----------------
MALAYSIA--0.1%
IOI Corp.                                                             2,736,800          6,842,000
Kuala Lumpur Kepong                                                   1,886,800          3,301,900
                                                                                  ----------------
                                                                                        10,143,900
                                                                                  ----------------
LUXEMBOURG--0.1%
Millicom International Cellular* (1)                                    252,200          5,011,214
SBS Broadcasting*                                                        97,773          3,367,302
                                                                                  ----------------
                                                                                         8,378,516
                                                                                  ----------------

                       See Notes to Financial Statements.

                                                                                       MARKET
                                                                    SHARE              VALUE
DESCRIPTION                                                         AMOUNT            (NOTE 1)
------------------------------------------------------------   ----------------   ----------------
COMMON STOCKS--CONTINUED
ARGENTINA--0.1%
Grupo Financiero Galicia--Class B*                                            4   $              3
Grupo Financiero Galicia ADR (1)                                        676,203          5,653,057
                                                                                  ----------------
                                                                                         5,653,060
                                                                                  ----------------
UKRAINE--0.1%
Centrenergo*                                                          2,053,250            822,226
Centrenergo ADR*                                                         33,000            692,631
Ukrnafta Oil ADR*                                                        19,250          1,567,166
UkrTelecom                                                           19,600,000          1,805,602
                                                                                  ----------------
                                                                                         4,887,625
                                                                                  ----------------
BRAZIL--0.1%
Cia de Concessoes Rodoviarias                                           326,900          4,704,338
                                                                                  ----------------
BULGARIA--0.0%
DZI*                                                                    192,919          3,889,370
                                                                                  ----------------
PAPUA NEW GUINEA--0.0%
Lihir Gold*                                                           3,971,820          3,678,771
                                                                                  ----------------
THAILAND--0.0%
Airports of Thailand*                                                   746,800            841,093
                                                                                  ----------------
TOTAL COMMON STOCKS (COST $5,702,153,524)                                            6,607,164,781
                                                                                  ----------------
PREFERRED STOCKS--0.5%
GERMANY--0.5%
Henkel KGAA--Vorzug                                                      66,462          4,960,137
ProsiebenSat.1 Media                                                  1,498,408         26,760,941
Rhoen-Klinikum AG--Vorzug                                               112,289          6,213,419
                                                                                  ----------------
TOTAL PREFERRED STOCKS (COST $31,317,656)                                               37,934,497
                                                                                  ----------------
RIGHTS--0.0%
INDONESIA--0.0%
Pt Lippo Bank Tbk Certificate of Entitlement,
  expires 12/12/21 (Cost $0)*                                         7,920,000                  0
                                                                                  ----------------

                                                                    FACE
                                                 CURRENCY           VALUE
                                              --------------   ----------------
CORPORATE BONDS--0.0%
PORTUGAL--0.0%
Jeronimo Martins 0.000%, due 12/30/2004
  (Cost $15,535)*                             EUR                        14,360             28,019
                                                                                  ----------------

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                       FACE               VALUE
DESCRIPTION                                                        CURRENCY            VALUE             (NOTE 1)
------------------------------------------------------------   ----------------   ----------------   ----------------
FOREIGN GOVERNMENT BONDS--1.5%
HUNGARY--1.1%
Republic of Hungary 6.750%, due 02/12/2013                     HUF                   3,403,100,000   $     16,039,293
Republic of Hungary 5.500%, due 02/12/2014                     HUF                   6,831,320,000         29,553,525
Republic of Hungary 6.250%, due 06/12/2008                     HUF                   5,834,010,000         27,445,490
Republic of Hungary 7.000%, due 06/24/2009                     HUF                   2,610,350,000         12,516,265
                                                                                                     ----------------
                                                                                                           85,554,573
                                                                                                     ----------------
VENEZUELA--0.3%
Republic of Venezuela 9.250%, due 09/15/2027 (1)               USD                      19,080,000         19,547,460
                                                                                                     ----------------
BULGARIA--0.1%
Bulgaria Compensation Notes                                    BGN                      16,204,680          3,425,045
Bulgaria Housing Compensation Notes                            BGN                      11,836,179          2,517,108
Bulgaria Registered Comp Vouchers                              BGN                      19,454,222          4,114,404
                                                                                                     ----------------
                                                                                                           10,056,557
                                                                                                     ----------------
TOTAL FOREIGN GOVERNMENT BONDS (COST $94,597,524)                                                         115,158,590
                                                                                                     ----------------
STRUCTURED NOTES--0.6%
PHILIPPINES--0.3%
Philippines Notes, due 10/17/2005*+                            USD                           1,679         23,811,809
                                                                                                     ----------------
INDIA--0.3%
CLSA Notes, due 04/27/2009*+                                   USD                          13,342             87,917
CLSA Notes, due 11/04/2008*+                                   USD                       1,533,351         10,104,017
CLSA Notes, due 12/12/2008*+                                   USD                         891,472          5,874,355
CLSA State Bank of India, due 06/17/2008*+                     USD                         273,512          2,696,404
                                                                                                     ----------------
                                                                                                           18,762,693
                                                                                                     ----------------
TOTAL STRUCTURED NOTES (COST $43,923,365)                                                                  42,574,502
                                                                                                     ----------------
SHORT-TERM INVESTMENTS--10.6%
UNITED STATES--7.9%
Citigroup 2.055%, due 01/25/2005 (2)                                                    10,000,000         10,000,000
Citigroup 1.865%, due 12/20/2004 (2)                                                     5,000,000          5,000,000
Credit Suisse First Boston 1.826%, due 09/09/2005 (2)                                    5,000,000          5,000,000
Delaware Funding Corporation 1.853%, due 11/19/2004 (2)                                  5,000,000          5,000,000
Falcon Asset Securitization Corp 1.783%, due 11/04/2004 (2)                             15,000,000         15,000,000

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                       FACE               VALUE
DESCRIPTION                                                        CURRENCY            VALUE             (NOTE 1)
------------------------------------------------------------   ----------------   ----------------   ----------------
SHORT-TERM INVESTMENTS--CONTINUED
UNITED STATES--CONTINUED
Jupiter Securitization Corp 1.823%, due 11/17/2004 (2)                                  14,916,583   $     14,916,583
Merrill Lynch & Co. 1.915%, due 11/01/2004 (2)                                          35,000,000         35,000,000
Park Avenue Receivables Corp 1.783%, due 11/01/2004 (2)                                 14,918,417         14,918,417
Silver Tower US Funding 1.866%, due 12/03/2004 (2)                                      10,000,000         10,000,000
U.S. Treasury Bill 1.560%, due 11/18/2004 (3)                                          415,000,000        414,658,316
U.S. Treasury Bill 1.535%, due 12/09/2004 (3)                                           50,000,000         49,914,722
Wells Fargo 1.870%, due 11/22/2004 (2)                                                  15,000,000         15,000,000
                                                                                                     ----------------
                                                                                                          594,408,038
                                                                                                     ----------------
CANADA--0.9%
Bank of Montreal 1.880%, due 11/24/2004 (2)                                                707,157            707,157
Bank of Nova Scotia 1.720%, due 11/08/2004 (2)                                           5,000,000          5,000,000
Bank of Nova Scotia 1.760%, due 11/12/2004 (2)                                          35,000,000         35,000,000
Bank of Nova Scotia 1.800%, due 11/23/2004 (2)                                          25,000,000         25,000,000
Royal Bank of Canada 1.780%, due 11/10/2004 (2)                                          5,000,000          5,000,000
                                                                                                     ----------------
                                                                                                           70,707,157
                                                                                                     ----------------
FRANCE--0.8%
BNP Paribas 1.800%, due 11/23/2004 (2)                                                  25,000,000         25,000,000
Credit Agricole Indosuez 1.700%, due 11/24/2004 (2)                                     19,000,000         19,000,000
Credit Agricole Indosuez 1.905%, due 12/14/2004 (2)                                     13,000,000         13,000,000
                                                                                                     ----------------
                                                                                                           57,000,000
                                                                                                     ----------------
UNITED KINGDOM--0.5%
Grampian Funding LLC 1.783%, due 11/08/2004 (2)                                         15,000,000         15,000,000
HBOS Halifax Bank of Scotland 2.025%, due 01/21/2005 (2)                                 5,000,000          5,000,000
Royal Bank of Scotland 2.010%, due 01/20/2005 (2)                                       20,000,000         20,000,000
                                                                                                     ----------------
                                                                                                           40,000,000
                                                                                                     ----------------
DENMARK--0.3%
Den Danske Bank 1.810%, due 11/15/2004 (2)                                              25,000,000         25,000,000
                                                                                                     ----------------
BELGIUM--0.2%
Dexia Group 2.040%, due 01/21/2005 (2)                                                  10,000,000         10,000,000
Fortis Bank 1.770%, due 11/09/2004 (2)                                                   5,000,000          5,000,000
                                                                                                     ----------------
                                                                                                           15,000,000
                                                                                                     ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $802,115,195)                                                          802,115,195
                                                                                                     ----------------

                       See Notes to Financial Statements.

                                                                                                          MARKET
                                                                                       FACE               VALUE
DESCRIPTION                                                        CURRENCY            VALUE             (NOTE 1)
------------------------------------------------------------   ----------------   ----------------   ----------------
REPURCHASE AGREEMENTS--3.1%
UNITED STATES--3.1%
Investors Bank & Trust Company Repurchase Agreement, dated
10/29/2004, due 11/01/2004, with a maturity value of
$230,860,460 and an effective yield of 1.27%,
collaterallized by U.S. Government and Agency Obligations,
with rates ranging from 2.4325%--5.167%, maturities from
9/25/2008--8/25/2034, and an aggregate market value of
$242,379,132 (Cost $230,836,030)                               USD                     230,836,030   $    230,836,030
                                                                                                     ----------------
TOTAL INVESTMENTS--103.6% (COST $6,904,958,829)                                                         7,835,811,614
OTHER ASSETS AND LIABILITIES (NET)--(3.6%)                                                               (269,688,887)
                                                                                                     ----------------
TOTAL NET ASSETS--100.0%                                                                             $  7,566,122,727
                                                                                                     ================

Notes to the Portfolio of Investments:

----------
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
(1) All or a portion of this security was on loan to brokers at October 31, 2004.
(2)  Represents investments of security lending collateral.
(3)  Security has been pledged for futures collateral.
  *  Non-income producing security.
  + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers. Aggregate cost for federal income tax purposes was $7,020,835,076.

                             GLOSSARY OF CURRENCIES

     BGN   --   Bulgarian Lev
     EUR   --   Euro
     HUF   --   Hungarian Forint
     USD   --   United States Dollar

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER INTERNATIONAL EQUITY FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2004

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                               CONTRACTS TO RECEIVE
                   --------------------------------------------                           NET UNREALIZED
EXPIRATION                 LOCAL                  VALUE IN          IN EXCHANGE            APPRECIATION
  DATE                    CURRENCY                   USD              FOR USD             (DEPRECIATION)
----------                --------                --------          -----------           --------------
 11/01/04          AUD       34,700,000          25,919,164           25,872,320          $       46,844
 11/01/04          AUD        2,623,591           1,959,692            1,963,338                  (3,646)
 11/26/04          AUD       72,100,000          53,736,857           50,590,047               3,146,810
 11/01/04          CAD       19,200,000          15,740,930           15,742,092                  (1,162)
 01/06/05          GBP       60,000,000         109,401,814          106,320,000               3,081,814
 11/29/04          GBP       31,732,423          58,024,227           56,547,178               1,477,049
 12/07/04          GBP       27,403,717          50,078,640           48,736,141               1,342,499
 01/13/05          JPY   13,000,000,000         122,950,326          119,705,341               3,244,985
 01/21/05          JPY   34,652,500,000         327,885,202          322,183,329               5,701,873
 11/24/04          JPY   16,588,950,000         156,409,347          151,831,051               4,578,296
 12/09/04          JPY   11,065,400,000         104,423,965          101,461,581               2,962,384
 12/22/04          JPY    5,449,750,000          51,472,624           49,769,406               1,703,218
 11/02/04          PLN        8,853,923           2,605,053            2,600,347                   4,706
 11/02/04          TRL  773,363,239,536             524,492              523,959                     533
                                                                                          --------------
          Net unrealized appreciation on forward foreign exchange contracts to buy        $   27,286,203
                                                                                          ==============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                               CONTRACTS TO DELIVER
                   --------------------------------------------                           NET UNREALIZED
EXPIRATION                 LOCAL                  VALUE IN          IN EXCHANGE            APPRECIATION
  DATE                    CURRENCY                   USD              FOR USD             (DEPRECIATION)
----------                --------                --------          -----------           --------------
 11/30/04          CZK    1,121,896,000          45,300,639           42,318,132          $   (2,982,507)
 01/21/05          JPY   21,546,500,000         203,875,001          203,966,187                  91,186
                                                                                          --------------
           Net unrealized depreciation on forward foreign exchange contracts to sell      $   (2,891,321)
                                                                                          ==============

                             GLOSSARY OF CURRENCIES

     AUD   --   Australian Dollar
     CAD   --   Canadian Dollar
     CZK   --   Czech Koruna
     GBP   --   British Pound Sterling
     JPY   --   Japanese Yen
     PLN   --   Polish Zloty
     TRL   --   Turkish Lira

                       See Notes to Financial Statements.

JULIUS BAER INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     At October 31, 2004, sector diversification of the Fund's investments were as follows:

                                                                                   MARKET
                                                                   % OF NET        VALUE
                                                                    ASSETS        (NOTE 1)
                                                                   --------       --------
INDUSTRY SECTOR
   Financials                                                          27.5%   $ 2,078,316,739
   Consumer Discretionary                                              11.9        902,381,417
   Energy                                                              11.2        846,352,984
   Consumer Staples                                                     8.3        623,795,239
   Healthcare                                                           6.9        517,480,708
   Telecommunications                                                   6.6        498,402,088
   Industrials                                                          6.1        463,732,632
   US Treasury Bills                                                    6.1        464,573,038
   Utilities                                                            4.7        354,887,981
   Materials                                                            3.1        232,528,416
   Information technology                                               2.2        169,795,576
   Foreign Government Bonds                                             1.5        115,158,590
   Corporate Bonds                                                      0.0             28,019
   Cash & Cash Equivalents                                              7.5        568,378,187
                                                                      -----    ---------------
TOTAL INVESTMENTS                                                     103.6      7,835,811,614
   Futures                                                              5.1        389,458,188
   Swaps                                                                0.3         20,560,121
OTHER ASSETS AND LIABILITIES (NET)                                     (9.0)      (679,707,196)
                                                                      -----    ---------------
NET ASSETS                                                            100.0%   $ 7,566,122,727
                                                                      =====    ===============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--86.5%
                        UNITED STATES--59.3%
                        Adelphia Communications Corp
USD        1,150,000      8.375% due 02/01/2008 (1)                                                      $    977,500
                                                                                                         ------------
                        Advertising Directory Solutions Holdings Inc
USD          150,000      9.250% due 11/15/2012+                                                              157,312
                                                                                                         ------------
                        Airgas, Inc.
USD          700,000      6.250% due 07/15/2014                                                               710,500
                                                                                                         ------------
                        Allied Waste Industries
USD          695,000      9.250% due 05/01/2021                                                               731,487
                                                                                                         ------------
                        American Tower Corp
USD          392,000      9.375% due 02/01/2009                                                               416,500
                                                                                                         ------------
                        American Towers
USD        1,200,000      7.250% due 12/01/2011                                                             1,281,000
                                                                                                         ------------
                        Autocam Corp
USD          850,000      10.875% due 06/15/2014+                                                             833,000
                                                                                                         ------------
                        Boise Cascade LLC
USD          270,000      7.125% due 10/15/2014+                                                              283,178
                                                                                                         ------------
                        Buckeye Technologies Inc
USD        1,105,000      8.000% due 10/15/2010                                                             1,132,625
                                                                                                         ------------
                        Chesapeake Energy Corp
USD          644,000      6.875% due 01/15/2016                                                               692,300
                                                                                                         ------------
                        Choctaw Resort Development Enterprise
USD          170,000      7.250% due 11/15/2019+                                                              174,462
                                                                                                         ------------
                        CMS Energy Corp
USD        1,675,000      8.500% due 04/15/2011                                                             1,909,500
                                                                                                         ------------
                        Crown Castle International Corp
USD        1,000,000      7.500% due 12/01/2013                                                             1,075,000
                                                                                                         ------------
                        Crown Cork & Seal Company Inc
USD        2,340,000      7.375% due 12/15/2026                                                             2,152,800
                                                                                                         ------------
                        Curative Health Services Inc
USD          350,000      10.750% due 05/01/2011                                                              313,250
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Denny's Corp/Denny's Holdings Inc
USD          760,000      10.000% due 10/01/2012+                                                        $    792,300
                                                                                                         ------------
                        Dex Media East LLC
USD          300,000      9.875% due 11/15/2009                                                               346,500
                                                                                                         ------------
                        Dex Media Inc
USD        1,000,000      8.000% due 11/15/2013                                                             1,075,000
                                                                                                         ------------
                        Dex Media West
USD          488,000      9.875% due 08/15/2013                                                               579,500
                                                                                                         ------------
                        Duane Reade
USD        1,100,000      9.750% due 08/01/2011+                                                            1,061,500
                                                                                                         ------------
                        Dynegy Holdings Inc
USD          320,000      8.020% due 07/15/2008+ (2)                                                          348,800
USD          650,000      8.750% due 02/15/2012                                                               689,000
                                                                                                         ------------
                                                                                                            1,037,800
                                                                                                         ------------
                        Ethyl Corp
USD          665,000      8.875% due 05/01/2010                                                               721,525
                                                                                                         ------------
                        Exco Resources
USD          440,000      7.250% due 01/15/2011                                                               478,500
                                                                                                         ------------
                        Finlay Fine Jewelry Corp
USD        1,110,000      8.375% due 06/01/2012                                                             1,218,225
                                                                                                         ------------
                        Fisher Scientific International Inc
USD          695,000      8.125% due 05/01/2012                                                               778,400
                                                                                                         ------------
                        Foundationa PA Coal
USD        1,220,000      7.250% due 08/01/2014+                                                            1,309,975
                                                                                                         ------------
                        Fresenius Medical Care Capital Trust
EUR        1,525,000      7.375% due 06/15/2011                                                             2,177,511
                                                                                                         ------------
                        Hexcel Corp
USD           50,000      9.875% due 10/01/2008                                                                56,250
USD          525,000      9.750% due 01/15/2009                                                               555,187
                                                                                                         ------------
                                                                                                              611,437
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Hollinger Participation Trust, Step Bond
USD          208,422      12.125% due 11/15/2010+                                                        $    255,317
                                                                                                         ------------
                        Houghton Mifflin Co
USD          750,000      9.875% due 02/01/2013                                                               817,500
                                                                                                         ------------
                        IASIS Healthcare Capital
USD        1,225,000      8.750% due 06/15/2014+                                                            1,323,000
                                                                                                         ------------
                        Ingles Markets Inc
USD          525,000      8.875% due 12/01/2011                                                               569,625
                                                                                                         ------------
                        InSight Health Services Corp
USD          350,000      9.875% due 11/01/2011                                                               351,750
                                                                                                         ------------
                        INVISTA
USD        1,050,000      9.250% due 05/01/2012+                                                            1,160,250
                                                                                                         ------------
                        Jafra Cosmetics International Inc
USD          100,000      10.750% due 05/15/2011                                                              114,500
                                                                                                         ------------
                        LaBranche & Co Inc
USD          950,000      9.500% due 05/15/2009                                                               954,750
                                                                                                         ------------
                        Loews Cineplex Entertainment Corp
USD        1,170,000      9.000% due 08/01/2014+                                                            1,231,425
                                                                                                         ------------
                        MedCath Holdings
USD        1,270,000      9.875% due 07/15/2012+                                                            1,368,425
                                                                                                         ------------
                        MSW Energy Holdings LLC
USD        1,000,000      7.375% due 09/01/2010                                                             1,055,000
USD          300,000      8.500% due 09/01/2010                                                               330,000
                                                                                                         ------------
                                                                                                            1,385,000
                                                                                                         ------------
                        National Mentor Inc
USD          330,000      9.625% due 12/01/2012+                                                              339,900
                                                                                                         ------------
                        NRG Energy Inc
USD          790,000      8.000% due 12/15/2013+                                                              873,937
                                                                                                         ------------
                        OM Group Inc
USD        1,625,000      9.250% due 12/15/2011                                                             1,708,281
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        OMI Corp
USD          900,000      7.625% due 12/01/2013                                                          $    955,125
                                                                                                         ------------
                        Overseas Shipholding Group
USD        1,130,000      7.500% due 02/15/2024                                                             1,152,600
                                                                                                         ------------
                        Owens-Brockway Glass Container
USD          940,000      8.250% due 05/15/2013                                                             1,038,700
                                                                                                         ------------
                        Pinnacle Foods
USD          370,000      8.250% due 12/01/2013+                                                              351,500
                                                                                                         ------------
                        Premcor Refining Group Inc
USD          100,000      9.250% due 02/01/2010                                                               114,250
USD          250,000      7.750% due 02/01/2012                                                               278,125
USD          425,000      7.500% due 06/15/2015                                                               467,500
                                                                                                         ------------
                                                                                                              859,875
                                                                                                         ------------
                        Rayovac Corp
USD        1,325,000      8.500% due 10/01/2013                                                             1,460,813
                                                                                                         ------------
                        Reliant Resources Inc
USD          650,000      9.250% due 07/15/2010                                                               724,750
USD          500,000      9.500% due 07/15/2013                                                               565,000
                                                                                                         ------------
                                                                                                            1,289,750
                                                                                                         ------------
                        Royal Caribbean Cruises Ltd
USD        1,080,000      7.500% due 10/15/2027                                                             1,163,700
                                                                                                         ------------
                        Royster-Clark Inc
USD        1,160,000      10.250% due 04/01/2009                                                            1,200,600
                                                                                                         ------------
                        SBA Communication
USD        1,000,000      10.250% due 02/01/2009                                                            1,071,250
                                                                                                         ------------
                        Standard Aero Holdings Inc Senior Subordinated Note
USD          100,000      8.250% due 09/01/2014+                                                              106,250
                                                                                                         ------------
                        Stone Energy Corp
USD          850,000      8.250% due 12/15/2011                                                               926,500
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        UNITED STATES--CONTINUED
                        Terex Corp
USD          225,000      9.250% due 07/15/2011                                                          $    253,125
USD          740,000      7.375% due 01/15/2014                                                               795,500
                                                                                                         ------------
                                                                                                            1,048,625
                                                                                                         ------------
                        UGS Corp
USD        1,030,000      10.000% due 06/01/2012+                                                           1,158,750
                                                                                                         ------------
                        United Agri Products
USD          200,000      8.250% due 12/15/2011+                                                              217,000
                                                                                                         ------------
                        Vanguard Health Systems Inc
USD          200,000      9.750% due 08/01/2011                                                               234,606
                                                                                                         ------------
                        Ventas Realty LP/Ventas Capital Corp
USD          360,000      6.625% due 10/15/2014+                                                              369,000
                                                                                                         ------------
                        Williams Cos Inc
USD          980,000      7.750% due 06/15/2031                                                             1,021,650
                                                                                                         ------------
                        XM Satellite Radio Inc
USD          404,257      14.000% due 12/31/2009                                                              408,805
USD          311,000      12.000% due 06/15/2010                                                              367,758
                                                                                                         ------------
                                                                                                              776,563
                                                                                                         ------------
                                                                                                           53,885,104
                                                                                                         ------------
                        GERMANY--6.0%
                        ATU Auto-Teile-Unger
EUR          724,000      9.399% due 10/01/2014+ (2)                                                          943,988
                                                                                                         ------------
                        Dresdner Bank
USD          175,000      10.375% due 08/17/2009+                                                             194,250
                                                                                                         ------------
                        Gildemeister AG
EUR          920,000      9.750% due 07/19/2011+                                                            1,234,652
                                                                                                         ------------
                        Grohe Holding GmbH
EUR        1,200,000      8.625% due 10/01/2014+                                                            1,595,151
                                                                                                         ------------
                        Kabel Deutschland GmbH
EUR          435,000      10.750% due 07/01/2014+                                                             631,103
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        GERMANY--CONTINUED
                        Tele Columbus AG & Co KG
EUR          700,000      9.375% due 04/15/2012+                                                         $    870,400
                                                                                                         ------------
                                                                                                            5,469,544
                                                                                                         ------------
                        LUXEMBOURG--3.6%
                        Cablecom Luxembourg SCA
EUR          900,000      9.375% due 04/15/2014+                                                            1,210,674
                                                                                                         ------------
                        Lighthouse International Co
EUR          990,000      8.000% due 04/30/2014+                                                            1,240,440
                                                                                                         ------------
                        Odyssee Financing SA
EUR          600,000      8.375% due 10/15/2014+                                                              799,483
                                                                                                         ------------
                                                                                                            3,250,597
                                                                                                         ------------
                        CAYMAN ISLANDS--3.1%
                        CSN Islands VIII Corp
USD        1,250,000      9.750% due 12/16/2013+                                                            1,275,000
                                                                                                         ------------
                        RHM Finance Ltd Note (VRN)
GBP          800,000      11.500% due 02/28/2011                                                            1,546,938
                                                                                                         ------------
                                                                                                            2,821,938
                                                                                                         ------------
                        UNITED KINGDOM--3.1%
                        Heating Finance
GBP          700,000      7.875% due 03/31/2014+                                                            1,222,426
                                                                                                         ------------
                        Lucasvarity PLC
GBP          400,000      10.875% due 07/10/2020                                                              901,492
                                                                                                         ------------
                        Lucite International Finance Plc
EUR          500,000      10.250% due 05/15/2010                                                              696,447
                                                                                                         ------------
                                                                                                            2,820,365
                                                                                                         ------------
                        CANADA--2.3%
                        Gerdau Ameristeel Corp
CAD           20,000      6.500% due 04/30/2007                                                                16,642
USD          350,000      10.375% due 07/15/2011                                                              406,000
                                                                                                         ------------
                                                                                                              422,642
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        CANADA--CONTINUED
                        Shaw Communications Inc
CAD        2,000,000      7.500% due 11/20/2013                                                          $  1,706,842
                                                                                                         ------------
                                                                                                            2,129,484
                                                                                                         ------------
                        MEXICO--1.7%
                        AXtel SA
USD          800,000      11.000% due 12/15/2013                                                              836,000
                                                                                                         ------------
                        Vitro Envases
USD          750,000      10.750% due 07/23/2011+                                                             746,250
                                                                                                         ------------
                                                                                                            1,582,250
                                                                                                         ------------
                        BELGIUM--1.6%
                        Telenet Communication NV
EUR          800,000      9.000% due 12/15/2013+                                                            1,109,228
                                                                                                         ------------
                        Telenet Group Holding NV, Step Note
USD          500,000      11.500% due 06/15/2014+                                                             382,500
                                                                                                         ------------
                                                                                                            1,491,728
                                                                                                         ------------
                        AUSTRALIA--1.5%
                        Burns Philp Capital Property Ltd
USD          700,000      10.750% due 02/15/2011                                                              787,500
USD          500,000      9.750% due 07/15/2012                                                               552,500
                                                                                                         ------------
                                                                                                            1,340,000
                                                                                                         ------------
                        CROATIA--1.3%
                        Agrokor
EUR          850,000      11.000% due 04/03/2007                                                            1,160,855
                                                                                                         ------------
                        FRANCE--1.2%
                        BSN Glasspack Obligation SA
EUR          750,000      9.250% due 08/01/2009+                                                            1,058,982
                                                                                                         ------------
                        ROMANIA--0.8%
                        BRD--Group Societe Generale Note
ROL   22,800,000,000      21.280% due 03/21/2007                                                              744,965
                                                                                                         ------------
                        NETHERLANDS--0.4%
                        Mobifon Holdings BV
USD          300,000      12.500% due 07/31/2010                                                              357,000
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
CORPORATE BONDS--CONTINUED
                        SWEDEN--0.3%
                        Ericsson LM Telefon AB
USD          225,000      6.500% due 05/20/2009                                                          $    242,775
                                                                                                         ------------
                        CHILE--0.3%
                        Empresa Elec Del Norte
USD          280,000      4.000% due 11/05/2017                                                               231,000
                                                                                                         ------------
                        TOTAL CORPORATE BONDS (COST $73,103,468)                                           78,586,587
                                                                                                         ------------
SHORT-TERM INVESTMENTS--6.6%
                        Slovak Republic Treasury Bill
SKK       33,000,000      0.000% due 02/16/2005                                                             1,038,083
                                                                                                         ------------
                        U.S. Treasury Bill
USD        5,000,000      1.600% due 12/16/2004                                                             4,989,556
                                                                                                         ------------
                        TOTAL SHORT-TERM INVESTMENTS (COST $5,985,155)                                      6,027,639
                                                                                                         ------------
FOREIGN GOVERNMENT BONDS--2.1%
                        POLAND--0.8%
                        Republic of Poland
PLN        2,850,000      5.000% due 10/24/2013                                                               738,057
                                                                                                         ------------
                        URUGUAY--0.7%
                        Republica of Uruguay
UYU       15,000,000      10.500% due 10/20/2006                                                              631,584
                                                                                                         ------------
                        TURKEY--0.6%
                        Turkey Government Bond
TRL  650,000,000,000      25.000% due 11/16/2005                                                              501,670
                                                                                                         ------------
                        TOTAL FOREIGN GOVERNMENT BONDS (COST $1,707,082)                                    1,871,311
                                                                                                         ------------

            SHARE
            AMOUNT
          ----------
INVESTMENT FUNDS--0.3%
                        UNITED STATES--0.3%
USD           75,000    New America High Income Fund                                                          165,000
USD           10,000    Putnam Managed High Yield Fund                                                         84,000
                                                                                                         ------------
                                                                                                              249,000
                                                                                                         ------------
                        TOTAL INVESTMENT FUNDS (COST $231,450)                                                249,000
                                                                                                         ------------

                       See Notes to Financial Statements.

                                                                                                            MARKET
             FACE                                                                                            VALUE
CURRENCY     VALUE                                                                                         (NOTE 1)
--------  ----------                                                                                     ------------
OPTIONS--0.0%
                        UNITED STATES--0.0%
USD           50,000    U.S. 10 Year Treasury Note Futures, December 2004 Put, Strike 110,
                        Expires 11/26/2004, (Cost $20,513)                                               $      2,344
                                                                                                         ------------
REPURCHASE AGREEMENTS--0.9%
                        UNITED STATES--0.9%
USD          832,055    Investors Bank & Trust Company Repurchase Agreement, dated 10/29/2004, due 11/01/2004, with a maturity value of $832,143 and an effective yield of 1.27%, collaterallized by a U.S. Government Agency Obligation, with a rate of
                        4.117%, a maturity of 05/01/2033, and an aggregate market value of $873,658
                        (Cost $832,055)                                                                       832,055
                                                                                                         ------------
                        TOTAL INVESTMENTS--96.4% (COST $81,879,723)                                        87,568,936
                        OTHER ASSETS AND LIABILITIES (NET)--3.6%                                            3,230,932
                                                                                                         ------------
                        TOTAL NET ASSETS--100.0%                                                         $ 90,799,868
                                                                                                         ============

Portfolio Footnotes:

----------
 (1)  Defaulted Security.
 (2)  Variable rate security.
      Aggregate cost for federal income tax purposes was $81,417,069.
   + Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified institutional buyers.

                             GLOSSARY OF CURRENCIES

     CAD   --   Canadian Dollar
     EUR   --   Euro
     GBP   --   British Pound Sterling
     PLN   --   Polish Zloty
     ROL   --   Romanian Leu
     SKK   --   Slovakia Koruna
     TRL   --   Turkish Lira
     USD   --   United States Dollar
     UYU   --   Uruguayuan Peso

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER HIGH YIELD BOND FUND
SCHEDULE OF FORWARD FOREIGN EXCHANGE CONTRACTS
OCTOBER 31, 2004

FORWARD FOREIGN EXCHANGE CONTRACTS TO BUY

                         CONTRACTS TO RECEIVE
                    -------------------------------                 NET UNREALIZED
EXPIRATION                  LOCAL          VALUE IN   IN EXCHANGE    APPRECIATION
  DATE                    CURRENCY           USD        FOR USD     (DEPRECIATION)
----------                --------         --------   -----------   --------------
 01/14/05           EUR     1,000,000     1,271,967     1,280,600   $       (8,633)
 12/01/04           JPY   184,134,600     1,736,790     1,667,660           69,130
                                                                    --------------
         Net unrealized appreciation on forward
           foreign exchange contracts to buy                        $       60,497
                                                                    ==============

FORWARD FOREIGN EXCHANGE CONTRACTS TO SELL

                         CONTRACTS TO DELIVER
                    -------------------------------
EXPIRATION                  LOCAL        VALUE IN     IN EXCHANGE   NET UNREALIZED
  DATE                    CURRENCY         USD          FOR USD      DEPRECIATION
----------                --------       --------     -----------   --------------
 12/01/04           CAD     1,000,000       819,423       763,820   $      (55,603)
 01/14/05           EUR     8,337,773    10,605,374    10,248,026         (357,348)
 12/01/04           EUR     1,350,000     1,717,111     1,667,660          (49,451)
 01/14/05           GBP     1,175,734     2,142,647     2,088,398          (54,249)
 12/01/04           GBP       520,000       950,700       923,920          (26,780)
                                                                    --------------
         Net unrealized depreciation on forward
           foreign exchange contracts to sell                       $     (543,431)
                                                                    ==============

                             GLOSSARY OF CURRENCIES

     CAD   --   Canadian Dollar
     EUR   --   Euro
     GBP   --   British Pound Sterling
     JPY   --   Japanese Yen

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
PORTFOLIO OF INVESTMENTS--INDUSTRY SECTOR (UNAUDITED)
OCTOBER 31, 2004
(PERCENTAGE OF NET ASSETS)

     At October 31, 2004, sector diversification of the Fund's investments were as follows:

                                                               MARKET
                                                % OF NET       VALUE
                                                 ASSETS       (NOTE 1)
                                                --------    ------------
INDUSTRY SECTOR
   Corporate Bonds                                  86.5%   $ 78,586,587
   Treasury Bills                                    6.6       6,027,639
   Foreign Government Bonds                          2.1       1,871,311
   Investment Funds                                  0.3         249,000
   Options                                           0.0           2,344
   Cash and Cash Equivalents                         0.9         832,055
                                                --------    ------------
TOTAL INVESTMENTS                                   96.4      87,568,936
   Swaps                                             0.1          90,625
   OTHER ASSETS AND LIABILITIES (NET)                3.5       3,140,307
                                                --------    ------------
NET ASSETS                                         100.0%   $ 90,799,868
                                                ========    ============

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2004

                                                               JULIUS BAER TOTAL
                                                               RETURN BOND FUND            JULIUS BAER            JULIUS BAER
                                                          (FORMERLY THE JULIUS BAER   INTERNATIONAL EQUITY     GLOBAL HIGH YIELD
                                                              GLOBAL INCOME FUND)              FUND                BOND FUND
                                                          -------------------------   --------------------   --------------------
ASSETS:
  Investments in securities, at market value
    (Cost $84,494,159, $6,904,958,829 and
    $81,879,723, respectively)                              $              89,156,572   $      7,835,811,614   $         87,568,936
  Cash                                                                             --                  1,980                     --
  Foreign currency, at value (Cost $1,021,871,
    $107,153,566 and $3,424,205, respectively)                              1,052,321            120,127,943              3,510,000
  Receivables:
    Investments sold                                                               --             57,757,712                 92,250
    Fund shares sold                                                          231,504             36,505,406                 21,074
    Interest and dividends                                                    896,733             11,292,403              1,864,846
    Unrealized appreciation on open swap contracts                                 --             20,560,121                 90,625
    Receivable on open swap contracts                                              --                     --                 21,771
    Miscellaneous receivable                                                       --                 29,061                     --
    Tax reclaim                                                                    --                865,956                     --
  Unrealized appreciation on forward foreign
    exchange contracts                                                        492,444             27,382,197                 69,130
  Prepaid insurance                                                             1,685                128,085                  1,640
                                                            -------------------------   --------------------   --------------------
  Total Assets                                                             91,831,259          8,110,462,478             93,240,272
                                                            -------------------------   --------------------   --------------------
LIABILITIES:
  Payables:
    Investments purchased                                                          --            189,793,221              1,787,892
    Fund shares repurchased                                                   663,757              4,537,878                  6,045
    Payable for daily variation margin on
      open financial futures contracts                                             --              1,343,719                     --
    Dividends payable                                                              29                     --                     --
    Payable on open swap contracts                                                 --                156,180                     --
    Collateral for securities loaned (Note 8)                                      --            337,542,157                     --
    Investment advisory fee payable (Note 2)                                   48,511              5,512,004                 57,708
  Unrealized depreciation on forward foreign
    exchange contracts                                                        391,490              2,987,315                552,064
  Accrued expenses and other payables                                          42,773              2,467,277                 36,695
                                                            -------------------------   --------------------   --------------------
  Total Liabilities                                                         1,146,560            544,339,751              2,440,404
                                                            -------------------------   --------------------   --------------------
NET ASSETS                                                  $              90,684,699   $      7,566,122,727   $         90,799,868
                                                            =========================   ====================   ====================

NET ASSETS CONSIST OF:
  Par value                                                 $                   6,777   $            258,834   $              7,543
  Paid in capital in excess of par value                                   84,684,804          6,382,730,643             83,732,176
  Undistributed net investment income                                         478,284             33,773,256                499,401
  Accumulated net realized gain on investments
    sold, forward foreign exchange contracts,
    foreign currency transactions, options,
    and swap contracts                                                        687,781            162,982,446              1,157,959
  Net unrealized appreciation on investments,
    forward foreign exchange contracts, foreign
    currency related transactions, options,
    and swap contracts                                                      4,827,053            986,377,548              5,402,789
                                                            -------------------------   --------------------   --------------------
NET ASSETS                                                  $              90,684,699   $      7,566,122,727   $         90,799,868
                                                            =========================   ====================   ====================
  Class A                                                   $              58,822,923   $      3,721,409,439   $         45,163,667
                                                            -------------------------   --------------------   --------------------
  Class I                                                   $              31,861,776   $      3,844,713,288   $         45,636,201
                                                            -------------------------   --------------------   --------------------
SHARES OUTSTANDING (NOTE 5)
  Class A                                                                   4,401,117            128,354,127              3,741,963
                                                            -------------------------   --------------------   --------------------
  Class I                                                                   2,376,317            130,479,978              3,800,715
                                                            -------------------------   --------------------   --------------------
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  Class A                                                   $                   13.37   $              28.99   $              12.07
                                                            -------------------------   --------------------   --------------------
  Class I                                                   $                   13.41   $              29.47   $              12.01
                                                            -------------------------   --------------------   --------------------

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2004

                                                               JULIUS BAER TOTAL
                                                               RETURN BOND FUND            JULIUS BAER            JULIUS BAER
                                                          (FORMERLY THE JULIUS BAER   INTERNATIONAL EQUITY     GLOBAL HIGH YIELD
                                                              GLOBAL INCOME FUND)              FUND                BOND FUND
                                                          -------------------------   --------------------   --------------------
INVESTMENT INCOME:
    Interest+                                             $               3,128,235   $         13,384,702   $          5,674,834
    Dividends++                                                                  --             87,916,098                  4,901
                                                          -------------------------   --------------------   --------------------
                                                                          3,128,235            101,300,800              5,679,735
                                                          -------------------------   --------------------   --------------------
EXPENSES:
    Investment advisory fee (Note 2)                                        514,134             47,819,496                588,781
    Custody fees                                                             43,625              3,578,014                 58,220
    Administration fees                                                      33,222              2,615,412                 21,353
    Professional fees                                                         4,981                377,331                 10,742
    Trustees' fees and expenses (Note 2)                                      2,116                118,105                  1,429
    Registration and filing fees                                             35,300                786,128                 34,692
    Shareholder reports                                                      30,396              1,415,462                 17,340
    Insurance premium expense                                                 1,742                 89,583                  1,135
    Compliance expense                                                          951                 75,140                    923
    Miscellaneous fees                                                        3,429                 90,994                  3,282
                                                          -------------------------   --------------------   --------------------
      Total expenses common to all classes                                  669,896             56,965,665                737,897
    Transfer agent fees
      Class A                                                                44,743                644,395                 14,243
      Class I                                                                 7,197                143,152                 15,488
    Distribution and shareholder servicing fees
     (Class A) (Note 3)                                                     153,262              6,852,209                 82,933
                                                          -------------------------   --------------------   --------------------
      Total gross expenses                                                  875,098             64,605,421                850,561
      Less: Custody Offset Arrangement (Note 2)                              (3,533)            (1,411,125)               (18,417)
      Reimbursement of expenses previously assumed by
        the adviser (Note 2)                                                                                               35,232
                                                          -------------------------   --------------------   --------------------
      Net expenses                                                          871,565             63,194,296                867,376
                                                          -------------------------   --------------------   --------------------
NET INVESTMENT INCOME                                                     2,256,670             38,106,504              4,812,359
                                                          -------------------------   --------------------   --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   (NOTES 1 AND 4):
   Realized gain (loss) on:
     Investments                                                          1,072,422            201,166,662              1,702,644
     Financial futures contracts                                                 --             22,134,584                (44,940)
     Written Options                                                             --                     --                 11,010
     Interest rate swap contracts                                                --               (554,961)               159,831
     Forward foreign exchange contracts                                     160,151                270,689                 22,172
     Foreign currency transactions                                         (293,864)            32,188,616               (202,601)
                                                          -------------------------   --------------------   --------------------
       Net realized gain on investments                                     938,709            255,205,590              1,648,116
                                                          -------------------------   --------------------   --------------------
Net change in unrealized appreciation (depreciation) on:
     Investments                                                          1,579,515            583,483,233              3,549,611
     Financial futures contracts                                                 --             (2,216,201)                    --
     Written options                                                             --                     --                 (5,505)
     Interest rate swap contracts                                                --              4,158,725                 90,625
     Forward foreign exchange contracts                                    (189,528)            37,774,088               (410,158)
     Currencies and net other assets                                         (5,957)            (6,259,519)                14,296
                                                          -------------------------   --------------------   --------------------
       Net change in unrealized appreciation of
         investments                                                      1,384,030            616,940,326              3,238,869
                                                          -------------------------   --------------------   --------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                           2,322,739            872,145,916              4,886,985
                                                          -------------------------   --------------------   --------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $               4,579,409   $        910,252,420   $          9,699,344
                                                          =========================   ====================   ====================

----------
+ Interest income includes security lending income of $3,283,782 for the International Equity Fund
++ Net of foreign withholding taxes of $11,724,408 and $1,969 for the International Equity Fund and the Global High Yield Bond Fund

                       See Notes to Financial Statements.

JULIUS BAER TOTAL RETURN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR        FOR THE YEAR
                                                                     ENDED              ENDED
                                                               OCTOBER 31, 2004    OCTOBER 31, 2003
                                                               ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                          $      2,256,670    $      1,480,428
Net realized gain on investments                                        938,709           2,175,240
Net change in unrealized appreciation of investments                  1,384,030           1,900,410
                                                               ----------------    ----------------
Net increase in net assets resulting from operations                  4,579,409           5,556,078
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                           (2,111,903)         (1,320,356)
   Class I                                                             (635,180)           (259,106)
Distributions from realized gain
   Class A                                                           (1,092,659)           (417,182)
   Class I                                                             (271,240)            (24,725)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
   Class A                                                           12,634,277          56,518,605
   Class I                                                           22,165,219          19,967,365
Net Asset Value of shares issued to shareholders in
  payment of distributions declared
   Class A                                                            2,854,008           1,401,295
   Class I                                                              678,428             173,279
Cost of shares redeemed
   Class A                                                          (20,205,546)        (31,480,448)
   Class I                                                           (5,549,155)         (7,503,559)
   Fees from redemptions                                                  2,715                  --
                                                               ----------------    ----------------
   Net increase from Fund share transactions                         12,579,946          39,076,537
                                                               ----------------    ----------------
Net increase in net assets                                           13,048,373          42,611,246
NET ASSETS:
Beginning of year                                                    77,636,326          35,025,080
                                                               ----------------    ----------------
End of year (including undistributed net investment
  income of $478,284 and $723,909, respectively)               $     90,684,699    $     77,636,326
                                                               ================    ================

                       See Notes to Financial Statements.

JULIUS BAER INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR        FOR THE YEAR
                                                                      ENDED              ENDED
                                                               OCTOBER 31, 2004    OCTOBER 31, 2003
                                                               ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                          $     38,106,504    $     16,977,129
Net realized gain on investments                                    255,205,590          86,483,393
Net change in unrealized appreciation of investments                616,940,326         395,222,096
                                                               ----------------    ----------------
Net increase in net assets resulting from operations                910,252,420         498,682,618
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                          (26,677,968)        (11,565,357)
   Class I                                                          (23,046,877)         (8,150,545)
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
   Class A                                                        1,958,704,970       1,109,012,393
   Class I                                                        2,552,562,180         675,520,231
Net Asset Value of shares issued to shareholders in
  payment of distributions declared
   Class A                                                           25,098,025          10,393,137
   Class I                                                           18,989,268           5,781,574
Cost of shares redeemed
   Class A                                                         (408,277,032)       (316,182,647)
   Class I                                                         (261,009,432)       (175,463,224)
   Fees from redemptions                                                443,634                  --
                                                               ----------------    ----------------
   Net increase from Fund share transactions                      3,886,511,613       1,309,061,464
                                                               ----------------    ----------------
Net increase in net assets                                        4,747,039,188       1,788,028,180
NET ASSETS:
Beginning of year                                                 2,819,083,539       1,031,055,359
                                                               ----------------    ----------------
End of year (including undistributed net investment
  income of $33,773,256 and $13,184,344, respectively)         $  7,566,122,727    $  2,819,083,539
                                                               ================    ================

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE YEAR         FOR THE YEAR
                                                                     ENDED                ENDED
                                                               OCTOBER 31, 2004    OCTOBER 31, 2003(1)
                                                               ----------------    -------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income                                          $      4,812,359    $         1,274,818
Net realized gain on investments                                      1,648,116                494,089
Net change in unrealized appreciation of investments                  3,238,869              2,163,920
                                                               ----------------    -------------------
Net increase in net assets resulting from operations                  9,699,344              3,932,827
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1):
Distributions from net investment income
   Class A                                                           (1,996,919)              (927,164)
   Class I                                                           (2,891,591)              (328,718)
Distributions from realized gain
   Class A                                                             (186,858)                    --
   Class I                                                             (312,616)                    --
FUND SHARE TRANSACTIONS (NOTE 5):
Proceeds from sale of shares
   Class A                                                           25,429,644             26,060,308
   Class I                                                           33,964,975             22,158,303
Net Asset Value of shares issued to shareholders in
  payment of distributions declared
   Class A                                                            1,543,575                744,053
   Class I                                                              382,217                166,198
Cost of shares redeemed
   Class A                                                          (11,789,689)              (594,266)
   Class I                                                          (12,084,606)            (2,177,920)
   Fees from redemptions                                                  8,771                     --
                                                               ----------------    -------------------
   Net increase from Fund share transactions                         37,454,887             46,356,676
                                                               ----------------    -------------------
Net increase in net assets                                           41,766,247             49,033,621
NET ASSETS:
Beginning of year                                                    49,033,621                     --
                                                               ----------------    -------------------
End of year (including undistributed net
  investment income of $499,401 and $45,030, respectively)     $     90,799,868    $        49,033,621
                                                               ================    ===================

----------
(1) For the period from December 17, 2002 (commencement of operations) to October 31, 2003.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND (FORMERLY THE JULIUS BAER GLOBAL INCOME FUND) FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             CLASS A
                                                               -----------------------------------------------------------------
                                                                                      YEAR ENDED OCTOBER 31,
                                                               -----------------------------------------------------------------
                                                                 2004         2003        2002(1)          2001           2000
                                                               --------     --------     --------        --------       --------
Net Asset Value, beginning of year                             $  13.34     $  12.55     $  12.10        $  11.09       $  11.48
                                                               --------     --------     --------        --------       --------
Income from investment operations:
   Net investment income                                           0.37         0.30         0.44            0.54           0.53
   Net realized and unrealized gain (loss) on investments          0.35         0.92         0.49            0.95          (0.44)
                                                               --------     --------     --------        --------       --------
     Total income (loss) from investment operations                0.72         1.22         0.93            1.49           0.09
                                                               --------     --------     --------        --------       --------
Less distributions:
   From net realized gains on investments                         (0.23)       (0.11)          --              --             --
   From net investment income                                     (0.46)       (0.32)       (0.47)          (0.36)         (0.26)
   From capital (Note 1)                                             --           --        (0.01)          (0.12)         (0.22)
                                                               --------     --------     --------        --------       --------
     Total Distributions                                          (0.69)       (0.43)       (0.48)          (0.48)         (0.48)
                                                               --------     --------     --------        --------       --------
Net Asset Value, end of year                                   $  13.37     $  13.34     $  12.55        $  12.10       $  11.09
                                                               ========     ========     ========        ========       ========
Total Return                                                       5.50%        9.83%        7.86%          13.73%          0.82%
                                                               ========     ========     ========        ========       ========
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                             $ 58,823     $ 63,449     $ 33,858        $ 24,119       $ 21,794
Ratio of net investment income to average net assets               2.79%        2.24%        3.65%           4.70%          4.80%
Ratio of expenses to average net assets (2)                        1.17%        1.16%        1.28%           1.16%          1.28%
Ratio of expenses to average net assets                            1.17%        1.16%        1.28%(3)        1.16%(3)       1.27%(3)
Portfolio turnover rate                                              69%         160%         156%             96%            79%
Redemption fees per share (4)                                        --(5)      0.01           --              --             --

----------
  (1) The fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.
  (2) Expense ratio without taking into consideration any reductions related to custody offset arrangement.
  (3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 1.38%, 1.49%, and 1.60% for the years ended October 31, 2002, 2001, and 2000, respectively.
  (4)  Based on average shares outstanding during the period.
  (5)  Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

                                                                                        CLASS I
                                                            ------------------------------------------------------------------
                                                                                                                       PERIOD
                                                                      YEAR ENDED OCTOBER 31,                           ENDED
                                                            -------------------------------------------------        OCTOBER 31,
                                                              2004         2003        2002(1)         2001           2000(2)
                                                            --------     --------     --------       --------        -----------
Net Asset Value, beginning of year                          $  13.37     $  12.56     $  12.07       $  11.03        $  11.54
                                                            --------     --------     --------       --------        --------
Income (loss) from investment operations:
   Net investment income                                        0.41         0.37         0.48           0.59            0.47
   Net realized and unrealized gain (loss) on investments       0.34         0.89         0.50           0.94           (0.49)
                                                            --------     --------     --------       --------        --------
     Total income (loss) from investment operations             0.75         1.26          .98           1.53           (0.02)
                                                            --------     --------     --------       --------        --------
Less distributions:
   From net realized gains on investments                      (0.23)       (0.11)          --             --              --
   From net investment income                                  (0.48)       (0.34)       (0.48)         (0.39)          (0.28)
   From capital (Note 1)                                          --           --        (0.01)         (0.10)          (0.21)
                                                            --------     --------     --------       --------        --------
     Total Distributions                                       (0.71)       (0.45)       (0.49)         (0.49)          (0.49)
                                                            --------     --------     --------       --------        --------
Net Asset Value, end of year                                $  13.41     $  13.37     $  12.56       $  12.07        $  11.03
                                                            ========     ========     ========       ========        ========
Total Return                                                    5.82%       10.19%        8.41%         14.20%          (0.14)%
                                                            ========     ========     ========       ========        ========

Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                          $ 31,862     $ 14,188     $  1,167       $    538        $    654
Ratio of net investment income to average net assets            3.08%        2.50%        4.00%          5.13%           4.39%(4)
Ratio of expenses to average net assets (3)                     0.88%        0.90%        0.85%          0.74%           1.67%(4)
Ratio of expenses to average net assets                         0.88%        0.89%        0.85%(5)       0.74%(5)        1.66%(4)(5)
Portfolio turnover rate                                           69%         160%         156%            96%             79%
Redemption fees per share(6)                                      --(7)        --(7)        --             --              --

----------
  (1) The fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.
  (2) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the ending net asset value of Class A shares on the day prior to commencement of operations.
  (3) Expense ratio without taking into consideration any reductions related to custody offset arrangement.
  (4)  Annualized.
  (5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratios would have been 0.95%, 1.07%, and 1.99% for the years or periods ended October 31, 2002, 2001 and 2000, respectively.
  (6)  Based on average shares outstanding during the period.
  (7)  Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

JULIUS BAER INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   CLASS A
                                                        ------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                            2004           2003           2002           2001           2000
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, beginning of year                      $      24.45   $      19.60   $      19.95   $      25.06   $      21.80
                                                        ------------   ------------   ------------   ------------   ------------
Income (loss) from investment operations:
   Net investment income                                        0.16           0.24           0.11           0.07           0.05
   Net realized and unrealized gain (loss) on
     investments                                                4.71           4.93          (0.46)         (5.18)          5.04
                                                        ------------   ------------   ------------   ------------   ------------
     Total income (loss) from investment operations             4.87           5.17          (0.35)         (5.11)          5.09
                                                        ------------   ------------   ------------   ------------   ------------
Less distributions:
   From net realized gains on investments                         --             --             --             --          (1.76)
   From net investment income                                  (0.33)         (0.32)            --             --          (0.07)
                                                        ------------   ------------   ------------   ------------   ------------
     Total Distributions                                       (0.33)         (0.32)            --             --          (1.83)
                                                        ------------   ------------   ------------   ------------   ------------
Net Asset Value, end of year                            $      28.99   $      24.45   $      19.60   $      19.95   $      25.06
                                                        ============   ============   ============   ============   ============
Total Return                                                   20.05%         26.78%         (1.75)%       (20.49)%        24.60%
                                                        ============   ============   ============   ============   ============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                      $  3,721,409   $  1,705,074   $    615,897   $    287,174   $    234,482
Ratio of net investment income to average net assets            0.58%          0.83%          0.49%          0.36%          0.32%
Ratio of expenses to average net assets (1)                     1.35%          1.37%          1.51%          1.53%          1.42%
Ratio of expenses to average net assets                         1.32%          1.31%          1.43%          1.40%          1.37%(2)
Portfolio turnover rate                                          100%           114%            93%            89%            72%
Redemption fees per share (3)                                     --(4)        0.01             --             --             --

----------
  (1) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
  (2) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 1.52% for the year ended October 31, 2000.
  (3)  Based on average shares outstanding during the period.
  (4)  Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

                                                                                     CLASS I
                                                       ---------------------------------------------------------------------
                                                                                                                   PERIOD
                                                                         YEAR ENDED OCTOBER 31,                     ENDED
                                                       ------------------------------------------------------    OCTOBER 31,
                                                           2004           2003          2002          2001         2000(1)
                                                       -----------    -----------   -----------   -----------   ------------
Net Asset Value, beginning of year                     $     24.79    $     19.79   $     20.08   $     25.16   $      22.19
                                                       -----------    -----------   -----------   -----------   ------------
Income (loss) from investment operations:
   Net investment income                                      0.23           0.28          0.21          0.14           0.22
   Net realized and unrealized gain (loss) on
     investments                                              4.79           5.05         (0.45)        (5.16)          2.75
                                                       -----------    -----------   -----------   -----------   ------------
     Total income (loss) from investment operations           5.02           5.33          (.24)        (5.02)          2.97
                                                       -----------    -----------   -----------   -----------   ------------
Less distributions:
   From net investment income                                (0.34)         (0.33)        (0.05)        (0.06)            --(2)
                                                       -----------    -----------   -----------   -----------   ------------
     Total Distributions                                     (0.34)         (0.33)        (0.05)        (0.06)            --
                                                       -----------    -----------   -----------   -----------   ------------
Net Asset Value, end of year                           $     29.47    $     24.79   $     19.79   $     20.08   $      25.16
                                                       ===========    ===========   ===========   ===========   =============
Total Return                                                 20.39%         27.39%        (1.21)%      (20.10)%        13.53%
                                                       ===========    ===========   ===========   ===========   =============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                     $ 3,844,713    $ 1,114,010   $   415,159   $   219,614   $    164,665
Ratio of net investment income to average net assets          0.87%          1.16%         0.99%         0.86%          1.10%
Ratio of expenses to average net assets (4)                   1.08%          1.08%         1.00%         1.02%          0.88%(3)
Ratio of expenses to average net assets                       1.05%          1.02%         0.92%         0.89%          0.83%(3)(5)
Portfolio turnover rate                                        100%           114%           93%           89%            72%
Redemption fees per share (6)                                   --(2)        0.01            --            --             --

----------
 (1) Class I shares commenced operations on November 17, 1999. The opening net asset value per share was equal to the net asset value of Class A shares on the day prior to commencement of operations.
 (2)  Amount is less than 0.01 per share.
 (3)  Annualized.
 (4) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.
 (5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment adviser. Had such action not been taken, the operating expense ratio would have been 0.98% for the period ended October 31, 2000.
 (6)  Based on average shares outstanding during the period.

                       See Notes to Financial Statements.

JULIUS BAER GLOBAL HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                                                       -------------------------------
                                                        YEAR ENDED       PERIOD ENDED
                                                        OCTOBER 31,       OCTOBER 31,
                                                           2004             2003(1)
                                                       -------------     -------------
Net Asset Value, beginning of year                     $       11.43     $       10.00
                                                       -------------     -------------
Income from investment operations:
   Net investment income (2)                                    0.70              0.64
   Net realized and unrealized gain on investments              0.72              1.37
                                                       -------------     -------------
     Total income from investment operations                    1.42              2.01
                                                       -------------     -------------
Less distributions:
   From net realized gains on investments                      (0.07)               --
   From net investment income                                  (0.71)            (0.58)
                                                       -------------     -------------
     Total Distributions                                       (0.78)            (0.58)
                                                       -------------     -------------
Net Asset Value, end of year                           $       12.07     $       11.43
                                                       =============     =============
Total Return                                                   12.87%            20.57%
                                                       =============     =============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                     $      45,164     $      28,195
Ratio of net investment income to average net assets            5.97%             6.71%(3)
Ratio of expenses to average net assets (4)                     1.24%             1.26%(3)
Ratio of expenses to average net assets                         1.25%             1.25%(3)(5)
Portfolio turnover rate                                           93%               83%
Redemption fees per share (2)                                     --(6)             --

----------
 (1)  Class A shares commenced operations on December 17, 2002.
 (2)  Based on average shares outstanding during the period.
 (3)  Annualized.
 (4) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expenses previously assumed by the adviser.
 (5) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that net annual operating expenses of the Fund based on average net assets are limited to 1.25%. Had such actions not been taken, the operating expense ratio would have been 1.95%.
 (6)  Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

                                                                   CLASS I
                                                       -------------------------------
                                                        YEAR ENDED       PERIOD ENDED
                                                        OCTOBER 31,       OCTOBER 31,
                                                           2004             2003(1)
                                                       -------------     -------------
Net Asset Value, beginning of year                     $       11.36     $       10.00
                                                       -------------     -------------
Income from investment operations:
   Net investment income (2)                                    0.73              0.57
   Net realized and unrealized gain on investments              0.72              1.35
                                                       -------------     -------------
     Total income from investment operations                    1.45              1.92
                                                       -------------     -------------
Less distributions:
   From net realized gains on investments                      (0.07)               --
   From net investment income                                  (0.73)            (0.56)
                                                       -------------     -------------
     Total Distributions                                       (0.80)            (0.56)
                                                       -------------     -------------
Net Asset Value, end of year                           $       12.01     $       11.36
                                                       =============     =============
Total Return                                                   13.28%            19.66%
                                                       =============     =============
Ratios/Supplemental Data:
Net Assets, end of year (in 000's)                     $      45,636     $      20,839
Ratio of net investment income to average net assets            6.24%             6.91%(3)
Ratio of expenses to average net assets (4)                     0.97%             1.02%(3)
Ratio of expenses to average net assets                         1.00%             1.00%(3)(5)
Portfolio turnover rate                                           93%               83%
Redemption fees per share (2)                                     --(6)             --

----------
 (1)  Class I shares commenced operations on January 30, 2003.
 (2)  Based on average shares outstanding during the period.
 (3)  Annualized.
 (4) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement and reimbursement of expenses previously assumed by the adviser.
 (5) The Adviser has contractually agreed to reimburse certain expenses of the Fund through December 31, 2004, so that net annual operating expenses of the Fund based on average net assets are limited to 1.00%. Had such actions not been taken, the operating expenses would have been 1.41%.
 (6)  Amount is less than 0.01 per share.

                       See Notes to Financial Statements.

JULIUS BAER INVESTMENT FUNDS
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES
     Julius Baer Investment Funds (the "Trust") are registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust currently offers three investment funds: Julius Baer Total Return Bond Fund (the "Total Return Fund") (formerly known as the Julius Baer Global Income
Fund), Julius Baer International Equity Fund (the "International Equity Fund") and Julius Baer Global High Yield Bond Fund (the "High Yield Bond Fund") (individually, a "Fund" and collectively, the "Funds"). The Trust is a Massachusetts business trust.

     Each Fund currently offers two share classes, Class A and Class I. The two classes of shares are offered to different types of investors and have different expense structures, as outlined in the Trust's Prospectus. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses that are not attributable to a specific class are allocated daily to each class based on its relative net assets. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated to the respective Funds based on average daily net assets. Class I shares commenced operations on November 17, 1999 for the Total Return Fund and the International Equity Fund and on January 30, 2003 for the High Yield Bond Fund.

     The Total Return Fund's investment objective is to maximize current income consistent with the protection of principal by investing in a non-diversified portfolio of high quality fixed income securities of governmental, supranational and corporate issuers denominated in various currencies, including United States (U.S.) dollars. The International Equity Fund's investment objective is long-term growth of capital from primarily investing in a diversified portfolio of common stocks of foreign issuers of all sizes. The High Yield Bond Fund's investment objective is to maximize total return, principally through a high level of current income, and secondarily through capital appreciation by investing in a diversified portfolio of below investment grade, fixed income securities (commonly know as "junk bonds") of issues located throughout the world.

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

     PORTFOLIO VALUATION: Each Fund's investments are valued at market. A security which is traded primarily on a United States or foreign stock exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the mean of the current quoted bid and asked prices. Portfolio securities which are traded primarily on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time that a value was so established is likely to have changed such value including substantial changes in the values in U.S. markets subsequent to the close of a foreign market, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Trust's Board of Trustees or its delegates. Debt securities (other than government securities and short-term obligations) are valued by independent pricing services approved by the Trust's Board of Trustees. Investments in government securities (other than short-term securities) are valued at the mean of the quoted bid and asked prices in the over-the-counter market. Any securities for which market quotations are not readily available, or for which a significant event has occurred since the time of the most recent market quotations, are valued in accordance with fair value pricing approved by the Trust's Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost.

     REPURCHASE AGREEMENTS: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation, in return for the use of the Fund's available cash, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral at all times is equal to at least 100% of the total amount of the repurchase obligations, including accrued interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with whom the Funds enter into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Unrealized gains or losses on investments which result from changes in foreign currencies have been included in the net unrealized appreciation (depreciation) of investments. Net realized currency gains and losses include foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency transactions and the gains and losses from differences between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase trade date and sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: Forward foreign currency contracts are valued at the forward rate and are marked-to-market at each valuation date. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     As part of its investment strategy, the Fund may forward foreign currency contracts to hedge the Fund's portfolio holdings against currency risks. The Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the advisor. With respect to the Fund's obligations to purchase or sell currencies under forward foreign currency contracts, the Fund will either deposit with its custodian in a segregated account cash or other liquid securities having a value at least equal to its obligations, or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward foreign currency contract.

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

     FINANCIAL FUTURES CONTRACTS: In order to gain exposure to or protect against changes in security values, the International Equity Fund may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correclation between changes in market values of securities held by the Fund and the prices of future contracts, and the possibility of an illiquid market.

     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

     OPTIONS: The Funds may write options to generate current income or as hedges to reduce investment risk. Each Fund may write put and call options on up to 25% of the net asset value of the securities in its portfolio and will realize fees (referred to as "premiums") for granting the rights evidenced by the options. When a Fund writes a call option or a put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium originally received when the option was sold/written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. The Funds will write only covered options.

     The Funds may purchase put and call options that are traded on foreign as well as U.S. exchanges and in the over-the-counter market. Each Fund may utilize up to 2% of its assets to purchase both put and call options on portfolio securities. Purchases of put and call options are recorded as an investment, the value of which is marked-to-market at each valuation date. When a purchased option expires, no proceeds will be expected and the Fund will realize a loss. When a fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When a Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

     The International Equity Fund and the High Yield Bond Fund may purchase and sell call and put options on stock indices. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier".

     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. In addition, the Fund could be exposed to risks if the counterparties to the transaction are unable to meet the terms of the contracts.

     SWAPS: The Funds may enter into interest rate, currency, index and total return swaps. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange with another party of their respective commitments to pay or receive interest, for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A total return swap is an agreement to exchange the return on a stock, bond or index for a fixed or variable financing charge.

     The Funds will usually enter into swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction.

     SECURITIES LENDING: The International Equity Fund has established a securities lending agreement with Investors Bank & Trust Company in which the Fund lends portfolio securities to a broker in exchange for collateral consisting of either cash or U.S. government securities in an amount at least equal to the market value of the securities on loan. The Fund may loan securities to brokers, dealers, and financial institutions determined by Julius Baer to be creditworthy, subject to certain limitations. Under the agreement, the Fund continues to earn interest on the securities loaned. Collateral received is generally cash, and the Fund invests the cash and receives any interest on the amount invested, but it must also pay the broker a loan rebate fee computed as a varying percentage of the collateral received. In the event of counterparty default, the International Equity Fund is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The International Equity Fund bears risk in the event that invested collateral is not sufficient to meet obligations due on the loans.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on an accrual basis and includes amortization and accretion of bond premiums and discounts. Dividend income is recorded in the statement of operations on the ex-dividend date or when the Fund becomes aware of dividend distribution. It is expected that certain capital gains earned by the Funds and certain dividends and interest received by the Funds will be subject to foreign withholding taxes.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-dividend date. Each Fund intends to distribute annually to its shareholders substantially all of its taxable income. The Total Return Fund and the High Yield Bond Fund declare and pay monthly dividends. The International Equity Fund declares and pays dividends from its net investment income, if any, annually. The Funds will distribute net realized capital gains, if any, annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees to avoid the application of the excise tax imposed under Section 4982 of the Internal Revenue Code of 1986, as amended, for certain undistributed amounts. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds as a whole.

     FEDERAL INCOME TAXES: The Trust intends that each Fund separately qualify as a regulated investment company for U.S. federal income tax purposes. Accordingly, the Funds do not anticipate that any income taxes will be paid.

2. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS
     Julius Baer Investment Management LLC ("JBIMI" or "Adviser") serves as the investment adviser. The Total Return Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.65% of average daily net assets. The International Equity Fund pays

JBIMI a quarterly fee calculated at an annual rate of 0.90% of average daily net assets. The High Yield Bond Fund pays JBIMI a quarterly fee calculated at an annual rate of 0.75% of average daily net assets. The Adviser has contractually agreed to reimburse certain expenses of the High Yield Bond Fund through December 31, 2004, so that the net operating expenses of the High Yield Bond Fund (excluding interest, taxes, brokerage commissions, and extraordinary expenses) based on average net assets are limited to 1.25% and 1.00% of the Class A and Class I shares, respectively (the "Expense Limit"). The High Yield Bond Fund has agreed to repay the Adviser for expenses reimbursed to the High Yield Bond Fund provided that repayment does not cause the High Yield Bond Fund's annual operating expenses to exceed the Expense Limit. Any such repayment must be made within three years after the year in which the Adviser incurred the expense. For the year ended October 31, 2004 the High Yield Bond Fund reimbursed $35,233 to the Advisor. As of October 31, 2004, the advisors contingent liability to the High Yield Bond Fund is $81,423.

     The Funds have entered into expense offset arrangements as part of their custody agreement with Investors Bank & Trust Company. Under this arrangement, the Fund's custody fees are reduced when the Fund maintains cash on deposit at the custodian. At October 31, 2004 the custodian fees were reduced by $3,533, $1,411,125 and $18,417 respectively by the Total Return Bond Fund, International Equity Fund and the Global High Yield Bond Fund.

     For the year ended October 31, 2004 the International Equity Fund incurred total brokerage commissions of $25,789,099 of which $383,113 was paid to affiliates of the adviser.

3. DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
     The Trust has adopted a Shareholder Services Plan and a Distribution Plan (the "Plans") for the Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may compensate certain financial institutions, including the distributor, for certain distribution, shareholder servicing, administrative and accounting services for their clients and customers who are beneficial owners of each of the Funds' Class A shares. A Fund may expend an aggregate amount, on an annual basis, not to exceed 0.25% of the value of the average daily net assets of the Fund attributable to Class A Shares. The adviser may pay additional marketing and other distribution costs out of their profits.

     Quasar Distributors, LLC ("Quasar" or "Distributor") is the Distributor of the Fund's shares.

     Under their terms, the Plans shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of the Trustees and a majority of those Trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreement related to the Plans.

4. PURCHASES AND SALES OF SECURITIES
     Cost of purchases and proceeds from sales (including paydowns) of securities, excluding U.S. Government securities and short-term investments, during the year ended October 31, 2004 were as follows:

                                                                              COST OF           PROCEEDS
                                                                             PURCHASES         FROM SALES
                                                                             ---------         ----------
           Total Return Bond Fund                                        $     27,474,394   $    15,945,025
           International Equity Fund                                        8,017,848,931     4,601,506,749
           High Yield Bond Fund                                                95,100,125        61,708,085

     Cost of purchases and proceeds from sales of long-term U.S. Government securities during the year ended October 31, 2004 were $33,317,397 and $35,545,211, respectively for the Total Return Fund.

     At October 31, 2004, net unrealized appreciation/depreciation for federal income tax purposes is comprised of the following components:

                                                                                                         TAX BASIS
                                                       FEDERAL            GROSS           GROSS        NET UNREALIZED
                                                     INCOME TAX        UNREALIZED       UNREALIZED      APPRECIATION/
                                                        COST          APPRECIATION     DEPRECIATION    (DEPRECIATION)
                                                     ----------       ------------     ------------    ---------------
   Total Return Bond Fund                         $     84,615,715   $   4,616,993    $     (76,136)   $    4,540,857
   International Equity Fund                         7,020,835,076     902,728,021      (87,751,483)      814,976,538
   High Yield Bond Fund                                 81,417,069       6,493,042         (341,175)        6,151,867

5. SHARES OF BENEFICIAL INTEREST
     The Trust may issue an unlimited number of shares of beneficial interest of each Fund, with a par value of $.001 per share. Changes in outstanding shares of beneficial interest on the Total Return Fund, the International Equity Fund, and the High Yield Bond Fund were as follows:

                                                    YEAR ENDED OCTOBER 31, 2004         YEAR ENDED OCTOBER 31, 2003
                                                ---------------------------------    --------------------------------
                                                     SHARES            AMOUNT             SHARES           AMOUNT
                                                     ------            ------             ------           ------
TOTAL RETURN BOND FUND:
CLASS A
   Sold                                                953,045    $    12,634,277        4,550,857    $    56,518,605
   Issued as reinvestment of dividends                 216,337          2,854,008          108,116          1,401,295
   Redeemed                                         (1,523,290)       (20,205,546)      (2,602,780)       (31,480,448)
                                                --------------    ---------------    -------------    ---------------
     Net increase (decrease)                          (353,908)   $    (4,717,261)       2,056,193    $    26,439,452
                                                ==============    ===============    =============    ===============
CLASS I
   Sold                                              1,677,042    $    22,165,219        1,535,369    $    19,967,365
   Issued as reinvestment of dividends                  51,366            678,428           12,701            173,279
   Redeemed                                           (413,348)        (5,549,155)        (579,789)        (7,503,559)
                                                --------------    ---------------    -------------    ---------------
     Net increase                                    1,315,060    $    17,294,492          968,281    $    12,637,085
                                                ==============    ===============    =============    ===============
INTERNATIONAL EQUITY FUND:
CLASS A
   Sold                                             72,714,775    $ 1,958,704,970       55,670,848    $ 1,109,012,393
   Issued as reinvestment of dividends                 960,439         25,098,025          537,387         10,393,137
   Redeemed                                        (15,066,464)      (408,277,032)     (17,885,456)      (316,182,647)
                                                --------------    ---------------    -------------    ---------------
     Net increase                                   58,608,750    $ 1,575,525,963       38,322,779    $   803,222,883
                                                ==============    ===============    =============    ===============
CLASS I
   Sold                                             94,158,598    $ 2,552,562,180       33,517,641    $   675,520,231
   Issued as reinvestment of dividends                 716,570         18,989,268          297,116          5,781,574
   Redeemed                                         (9,339,545)      (261,009,432)      (9,848,417)      (175,463,224)
                                                --------------    ---------------    -------------    ---------------
     Net increase                                   85,535,623    $ 2,310,542,016       23,966,340    $   505,838,581
                                                ==============    ===============    =============    ===============

                                                    YEAR ENDED OCTOBER 31, 2004         YEAR ENDED OCTOBER 31, 2003
                                                ---------------------------------    --------------------------------
                                                     SHARES            AMOUNT            SHARES            AMOUNT
                                                     ------            ------            ------            ------
HIGH YIELD BOND FUND:
CLASS A*
   Sold                                              2,141,901    $    25,429,644        2,457,585    $    26,060,308
   Issued as reinvestment of dividends                 131,481          1,543,575           68,274            744,053
   Redeemed                                           (999,041)       (11,789,689)         (58,237)          (594,266)
                                                --------------    ---------------    -------------    ---------------
     Net increase                                    1,274,341    $    15,183,530        2,467,622    $    26,210,095
                                                ==============    ===============    =============    ===============
CLASS I+
   Sold                                              2,970,016    $    33,964,975        2,018,934    $    22,158,303
   Issued as reinvestment of dividends                  32,591            382,217           14,982            166,198
   Redeemed                                         (1,035,636)       (12,084,606)        (200,172)        (2,177,920)
                                                --------------    ---------------    -------------    ---------------
     Net increase                                    1,966,971    $    22,262,586        1,833,744    $    20,146,581
                                                ==============    ===============    =============    ===============

----------
*  Commenced operations on December 17, 2003.
+  Commenced operations on January 30, 2003.

     The Funds assess a redemption fee of 2% for shares redeemed within 90 days of purchase. For the year ended October 31, 2004, the Total Return Fund, International Equity Fund and High Yield Bond Fund received redemption fees of $2,715, $443,634 and $8,771, respectively, which are disclosed in the statements of changes in net assets.

6. FOREIGN SECURITIES
     Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

7. FEDERAL TAX INFORMATION
     The tax character of distributions paid for the year ended October 31, 2004 were as follows:

                                         TOTAL RETURN   INTERNATIONAL    HIGH YIELD
                                           BOND FUND     EQUITY FUND      BOND FUND
                                        -------------   -------------   -------------
  Ordinary Income                       $   3,192,805   $  49,724,845   $   5,379,480
  Long Term Capital Gains               $     918,177              --   $       8,504

     As of October 31, 2004, the components of Distributable Earnings on a tax basis for the Total Return Fund were as follows:

          Undistributed Ordinary Income                   $       599,841
          Unrealized Appreciation                         $     4,705,497
          Undistributed Long Term Capital Gains           $       687,781

     The difference between the components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the Total Return Fund are primarily due to wash sales and marking-to-market of forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

     As of October 31, 2004, the components of Distributable Earnings on a tax basis for the International Equity Fund were as follows:

          Undistributed Ordinary Income                   $   239,978,245
          Unrealized Appreciation                         $   870,501,301
          Undistributed Long Term Capital Gains           $    72,653,704

     The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the International Equity Fund are primarily due to wash sales, forwards, marking-to-market of passive foreign investment companies, futures and forwards.

     As of October 31, 2004, the components of Distributable Earnings on a tax basis for the High Yield Bond Fund were as follows:

          Undistributed Ordinary Income                   $     1,163,777
          Unrealized Appreciation                         $     5,865,443
          Undistributed Long Term Capital Gains           $        30,929

     The differences between components of Distributable Earnings on a tax basis and the amounts reflected in the statements of assets and liabilities of the High Yield Bond Fund are primarily due to wash sales and marking-to-market of forwards. In addition, short-term capital gains are considered ordinary income for income tax purposes.

8.  SECURITY LENDING AGREEMENT
     The security lending income net of the loan rebate fee for the International Equity Fund amounted to $3,283,782 for the year ended October 31, 2004 and is included in interest income in the statement of operations. At October 31, 2004 the value of the securities loaned and the value of the collateral amounted to approximately $319,828,377 and $337,542,157, respectively.

9.  FINANCIAL FUTURES CONTRACTS
     The following financial futures contracts were outstanding on the International Equity Fund as of October 31, 2004:

                                                                                                      NET UNREALIZED
                               EXPIRATION                                                              APPRECIATION
                                  DATE         CONTRACTS          DESCRIPTION          POSITION       (DEPRECIATION)
                               ----------      ---------          -----------          --------       --------------
INTERNATIONAL EQUITY FUND:      12/04/04             537          Dax Index              Long         $     231,246
                                12/04/04            2415          DJ Euro Stoxx 50       Long             1,207,429
                                12/04/04            1444          FTSE 100               Long             1,110,813
                                12/04/04             556          Nikkei 225             Long            (2,406,492)
                                12/04/04             550          Topix Index            Long            (3,053,467)
                                                                                                      -------------
                                                                                                      $  (2,910,471)
                                                                                                      =============

10. WRITTEN OPTIONS
     Activity in written options for the High Yield Bond Fund for the year ended October 31, 2004 was as follows:

                                                                           NUMBER OF
                                                          PREMIUM          CONTRACTS
                                                          -------          ---------
           Options outstanding at October 31, 2003     $      23,317            30,000
           Options written                                        --                --
           Options Closed                                    (23,317)          (30,000)
           Options outstanding at October 31, 2004     $           0                 0

11. SWAPS
     The International Equity Fund has entered into the following swap agreements:

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.30% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $5,640,685 at October 31, 2004.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the Nikkei 225 Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $4,268,448 at October 31, 2004.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 1.10% on the 1,961,000,000 JPY face value plus the repo spread (0.37% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on September 17, 2008, is recorded as a receivable for open swap contracts of $6,011,613 at October 31, 2004.

     A Relative Return Swap Agreement with UBS AG (London) whereby the Fund will receive the dividend yield based on the TOPIX Index net of any relevant withholding tax. In exchange, the Fund will make semi-annual payments equal to 0.80% on the 1,958,000,000 JPY face value plus the repo spread (0.32% for the first reset period) on 1,800,000,000 JPY plus a spread of 0.25% on the same notional amount. The value of the contract, which terminates on June 17, 2008, is recorded as a receivable for open swap contracts of $4,639,375 at October 31, 2004.

     The High Yield Fund has entered into the following swap agreements:

     A Credit Default Swap Agreement with Merrill Lynch whereby the fund will receive 3.75% of the notional amount of $2,000,000 semi-annually. The value of the contract, which terminates on 12/20/09 is recorded as a receivable for open swap agreements of $36,250 at October 31, 2004.

     A Credit Default Swap Agreement with Merrill Lynch whereby the fund will receive 3.75% of the notional amount of $3,000,000 semi-annually. The value of the contract, which terminates on 12/20/09 is recorded as a receivable for open swap agreements of $54,375 at October 31, 2004.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER TOTAL RETURN BOND FUND
(FORMERLY THE JULIUS BAER GLOBAL INCOME FUND)
JULIUS BAER INTERNATIONAL EQUITY FUND
JULIUS BAER GLOBAL HIGH YIELD BOND FUND

                              REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Julius Baer Investment Funds:

     We have audited the accompanying statements of assets and liabilities of Julius Baer Total Return Bond Fund (formerly the Julius Baer Global Income
Fund), Julius Baer International Equity Fund and Julius Baer Global High Yield Bond Fund, portfolios of Julius Baer Investment Funds, including the portfolios of investments, as of October 31, 2004, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Julius Baer Total Return Bond Fund, Julius Baer International Equity Fund and Julius Baer Global High Yield Bond Fund as of October 31, 2004, the results of their operations, changes in their net assets, and financial highlights for each of the years or periods described above, in conformity with accounting principles generally accepted in the United States of America.

/s/ KPMG LLP


Boston, Massachusetts
December 8, 2004

ADDITIONAL INFORMATION PAGE

1. PROXY VOTING POLICIES
     A description of the Fund's proxy voting policies and procedures is available without charge, upon request, (1) on the Fund's website
[www.us-funds.juliusbaer.com] and (2) on the SEC's (Securities and Exchange Commission) website [www.sec.gov].

     Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended is available via the methods noted above.

2. QUARTERLY FILING REQUIREMENTS
     In July 2004, the Fund began its complete schedule of investments with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, is available on the Commision's web-site at www.sec.gov or on the Funds' website at www.us-funds.juliusbaer.com.

JULIUS BAER INVESTMENT FUNDS AS OF OCTOBER 31, 2004
JULIUS BAER INVESTMENT FUNDS (UNAUDITED)

DISINTERESTED TRUSTEES:

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                    POSITION(S) TERM OF OFFICE                                         FUND COMPLEX
     NAME, AGE,        HELD      AND LENGTH OF          PRINCIPAL OCCUPATION(S)         OVERSEEN BY         OTHER DIRECTORSHIPS
    AND ADDRESS      WITH FUND  TIME SERVED (1)         DURING THE PAST 5 YEARS           TRUSTEE*          HELD BY TRUSTEE (2)
------------------- ----------- ---------------  ------------------------------------- -------------- ------------------------------
Harvey B. Kaplan,   Trustee     Since 1995       Controller (Chief Financial Officer),       4        Julius Baer Global Equity Fund
Age: 67                                          Easter Unlimited, Inc. (toy company).                Inc.
80 Voice Road
Carle Place,
New York 11514

Robert S. Matthews, Trustee     Since 1992       Partner, Matthews & Co. (certified          4        Julius Baer Global Equity Fund
Age: 61                                          public accountants).                                 Inc.
331 Madison Avenue,
New York, NY 10017

Gerard J.M. Vlak,   Trustee     Since 1992       Retired.                                    4        The Rouse Company
Age: 71                                                                                               (1996-present); Julius Baer
181 Turn of the                                                                                       Global Equity Fund Inc.
River Road
Stamford, CT 06905

Peter Wolfram,      Trustee     Since 1992       Partner, Kelley Drye & Warren               4        Julius Baer Global Equity Fund
Age: 51                                          (law firm).                                          Inc.
c/o Bank Julius
Baer & Co., Ltd.
330 Madison Avenue,
New York, NY 10017

INTERESTED TRUSTEES:

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                    POSITION(S)  TERM OF OFFICE                                         FUND COMPLEX
    NAME, AGE,         HELD       AND LENGTH OF         PRINCIPAL OCCUPATION(S)          OVERSEEN BY       OTHER DIRECTORSHIPS
    AND ADDRESS      WITH FUND     TIME SERVED          DURING THE PAST 5 YEARS            TRUSTEE*          HELD BY TRUSTEE
------------------- ----------- ---------------  ------------------------------------- -------------- ------------------------------
Bernard Spilko,     Trustee and Trustee since    General Manager and Senior Vice             4        Julius Baer Global Equity Fund
Age: 63             Chairman    2000; Chairman   President of Bank Julius Baer & Co.,                 Inc.
Baer & Co., Ltd.                since 1998       Ltd., New York Branch ( 1998 to
330 Madison Avenue,                              present); Managing Director
New York, NY 10017                               of Julius Baer Securities Inc. (1983
                                                 to present).

Michael K. Quain    Trustee and Since 2004       First Vice President of Julius Baer         4        Julius Baer Global Equity Fund
Age: 47             Chief                        Investment Management LLC (2002 to                   Inc.
330 Madison Avenue  Compliance                   present); First Vice President of
New York, NY 10017  Officer                      Julius Baer Securities Inc.; First
                                                 Vice President, Bank Julius Baer and
                                                 Co., Ltd. New York Branch
                                                 (1998-2002); President and Chief
                                                 Executive Officer of Julius Baer
                                                 Investment Funds (1998-2004).

----------
* The Fund Complex, referred to in the charts above, is comprised of the three current series of the Trust and The Global Equity Fund, Inc.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES:

The business address for each officer to the Trust, except Ms. Surprise and Ms. McFarlane, is Bank Julius Baer & Co., Ltd.,330 Madison Avenue, New York, New York, 10178. The business address for Ms. Surprise and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116.

                          POSITION(S)             TERM OF OFFICE
   NAME, AGE,                HELD                  AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
   AND ADDRESS            WITH FUND               TIME SERVED (4)                     DURING THE PAST 5 YEARS
-----------------     -------------------    -----------------------   -----------------------------------------------------------
Tony Williams,        President,             Since 2004                Chief Executive Officer of Asset Management Americas (since
Age: 40               Chief Executive                                  2004); Head of Asset Management Americas and Chief
                      Officer and                                      Operating Officer, Julius Baer Investment Management LLC
                      Principal                                        (2003 to present); Director and Head of Cross Border
                      Executive                                        Strategies, JP Morgan Fleming Asset Management (1989 to
                      Officer                                          2002); Chief Operating Officer, JP Morgan Fleming Asset
                                                                       Management (1998-2001).

Denise Downey,        Vice President         Since 2004                First Vice President, Director, Institutional Investments
Age: 43                                                                (2002 to present); First Vice President, Head of Product
                                                                       Development, Bank Julius Baer (2001-2002); Vice President,
                                                                       Deputy Chief Investment Officer, Bank Julius Baer
                                                                       (1995-2001); Vice President, Senior Portfolio Manager,
                                                                       Bankers Trust Company (1986-1995).

Greg Hopper,          Vice President         Since 2002                First Vice President of Bank Julius Baer Investment
Age: 47                                                                Management Inc. (2002 to present); Senior Vice President and
                                                                       High Yield Bond Portfolio Manager, Zurich Scudder
                                                                       Investments (2000-2002); High Yield Bond Portfolio Manager,
                                                                       Harris Investment Management (1999-2000); High Yield Bond
                                                                       Portfolio Manager, Bankers Trust (1993-1999).

Richard C. Pell,      Vice President         Since 1995                Senior Vice President and Chief Investment Officer of Bank
Age: 50                                                                Julius Baer & Co., Ltd., New York Branch (2000 to present);
                                                                       Senior Vice President and Chief Investment Officer of Bank
                                                                       Julius & Co., Ltd., New York Branch (1995-2000).

Donald Quigley,       Vice President         Since 2001                Vice President and Head of Global Fixed-Income Management
Age: 39                                                                for Julius Baer Investment Management, LLC (2001 to
                                                                       present); Fixed Income Trader for Chase Asset Management
                                                                       (1993-2001).

Rudolph-Riad Younes,  Vice President         Since 1997                Senior Vice President and Head of International Equity
Age: 43                                                                Management of Julius Baer Investment Management, LLC (2000
                                                                       to present); Senior Vice President and Head of International
                                                                       Equity Management, Bank Julius Baer & Co., Ltd., New York
                                                                       Branch (1993-2000).

Craig M. Giunta,      Secretary,             Since 2001 (Secretary     Vice President, Julius Baer Investment Management, LLC (2002
Age: 32               Treasurer and          and Treasurer) Since      to present); Vice President, Bank Julius Baer & Co., Ltd.
                      Chief Financial        2003 (Chief Financial     New York Branch (2001-2002); Supervisor of Fund Accounting,
                      Officer                Officer)                  Neuberger Berman LLC (1994-2001); Secretary, Treasurer
                                                                       (since 2001) and Chief Financial Officer (since 2003) of The
                                                                       European Warrant Fund.

Cynthia J. Surprise,  Assistant              Since 1999                Director and Counsel, Investors Bank & Trust Company ( 1999
Age: 58               Secretary                                        to present); Vice President, State Street Bank and Trust
                                                                       Company (1994-1999).

                          POSITION(S)             TERM OF OFFICE
   NAME, AGE,                HELD                  AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
   AND ADDRESS            WITH FUND               TIME SERVED (4)                     DURING THE PAST 5 YEARS
-----------------     -------------------    -----------------------   -----------------------------------------------------------
Victoria McFarlane    Assistant              Since 2003                Director, Mutual Fund Administration, Investors Bank & Trust
Age: 38               Treasurer                                        Company (2001 to present); Manager/Assistant Vice President of Fund Treasury for MFS Investment Services (1997-2002).

----------

(1) Each Trustee serves during the lifetime of the Trust until he or she dies, resigns, is declared bankrupt or incompetent, or is removed or, if sooner, until the next meeting of the Trust's shareholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Spilko is considered an "interested person" of the Trust, as defined in the 1940 Act, because he serves as Managing Director of Julius Baer Securities Inc., the parent company of Julius Baer Investment Management LLC., which is the Trust's investment adviser.
(4) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until their successor is chosen and qualified, or until they resign or are removed from office.

SUPPLEMENTAL TAX INFORMATION (UNAUDITED)
     The International Equity Fund paid foreign taxes of $10,902,180 and earned $101,300,800 of foreign income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04212 per share as foreign taxes paid and $0.39137 per share as income earned from foreign sources for the year ended October 31, 2004.

     With respect to dividends paid from investment company taxable income during the period ended October 31, 2004, the Fund designates 66,886,749 paid from investment company taxable income as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

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